                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(A) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                       [X]
Filed by a Party other than the Registrant    [ ]
                  Check the appropriate box:

[X]  Preliminary Proxy Statement            [ ]  Confidential, for use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))

[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              ING PRIME RATE TRUST
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------
[ ]      Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

--------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
(3)  Filing Party:

--------------------------------------------------------------------------------
(4)  Date Filed:

                                PRIME RATE TRUST

                         7337 EAST DOUBLETREE RANCH ROAD
                         SCOTTSDALE, ARIZONA 85258-2034
                                 (800) 992-0180
                                  July 9, 2003

Dear Shareholder:

         On behalf of the Board of Trustees of ING Prime Rate Trust (the "Trust"), we are pleased to invite you to the annual meeting of shareholders (the "Annual Meeting"), to be held at 10:00 a.m. Local time, on August 19, 2003 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. Formal notice of the Annual Meeting appears on the next page, followed by the Proxy Statement. Please take the time to read the Proxy Statement and cast your vote, since it covers matters that are important to the Trust and to you as a shareholder.

At the Annual Meeting, you will be asked to consider and vote on the following matters:

         1. To elect nine members of the Board of Trustees to represent the interests of the holders of Common Shares of the Trust until the election and qualification of their successors.

         2. To elect two members of the Board of Trustees to represent the interests of the holders of Auction Rate Cumulative Preferred Shares - Series M, T, W, TH and F of the Trust - until the election and qualification of their successors.

         3. Ratification of the selection of KPMG LLP as the current independent auditor of the Trust.

         4. To approve a Sub-Advisory Agreement between ING Investments, LLC and ING Aeltus Investment Management, Inc., with no change in the Adviser, the portfolio managers, or the overall management fee paid by the Trust.

         5. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

         Each proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully. The Board of Trustees has concluded that the proposals are in the best interests of the Trust and its shareholders and recommend that you vote "FOR" each of the proposals. We are asking you to consider them carefully and express your vote on the enclosed Proxy Ballot or at the Annual Meeting.

         The Trust is using Georgeson Shareholder Communications, Inc., a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the Annual Meeting approaches, if we have not already heard from you, you may receive a telephone call from Georgeson Shareholder Communications, Inc. reminding you to exercise your right to vote.

         We look forward to your attendance at the Annual Meeting or to receiving your Proxy Ballot so that your shares may be voted at the Annual Meeting. If you have any questions, please do not hesitate to call us at 1-800-992-0180.

                                    Sincerely,

                                    James M. Hennessy
                                    President and Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                              ING PRIME RATE TRUST

To Shareholders:

PLEASE TAKE NOTE THAT the annual meeting of shareholders (the "Annual Meeting") of ING Prime Rate Trust (the "Trust") will be held at 10:00 a.m. Local time, on August 19, 2003, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, for the purpose of considering and voting upon the following matters:

         1. To elect nine members of the Board of Trustees to represent the interests of the holders of Common Shares of the Trust until the election and qualification of their successors.

         2. To elect two members of the Board of Trustees to represent the interests of the holders of Auction Rate Cumulative Preferred Shares - Series M, T, W, TH and F of the Trust - until the election and qualification of their successors.

         3. Ratification of the selection of KPMG LLP as the current independent auditor of the Trust.

         4. To approve a Sub-Advisory Agreement between ING Investments, LLC and ING Aeltus Investment Management, Inc., with no change in the Adviser, the portfolio managers, or the overall management fee paid by the Trust.

         5. To transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Please read the enclosed Proxy Statement carefully for information concerning the proposals to be placed before the Annual Meeting.

   THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE
                                   PROPOSALS.

Shareholders of record as of the close of business on June 9, 2003 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) or postponement(s) thereof.

By Order of the Board of Trustees,

Kimberly A. Anderson
Secretary

July 9, 2003

                      YOUR VOTE IS IMPORTANT REGARDLESS OF
                          THE NUMBER OF SHARES YOU OWN.
           PLEASE VOTE VIA THE INTERNET, BY TELEPHONE OR BY RETURNING
         YOUR PROXY BALLOT TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
               YOU MAY ALSO VOTE IN PERSON AT THE ANNUAL MEETING.

                                 PROXY STATEMENT

                              ING PRIME RATE TRUST

                                  JULY 9, 2003

                            TOLL-FREE: (800) 992-0180
                         7337 EAST DOUBLETREE RANCH ROAD
                            SCOTTSDALE, AZ 85258-2034

                         ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON AUGUST 19, 2003

WHO IS ASKING FOR MY VOTE?

         The Board of Trustees (the "Board") of ING Prime Rate Trust (the "Trust") is sending this Proxy Statement, the attached Notice of Annual Meeting, and the enclosed Proxy Ballot on or about July 9, 2003 to you and all other shareholders. The Board is soliciting your vote for the annual meeting of shareholders of the Trust (the "Annual Meeting").

WHAT ARE THE PROPOSALS AND WHO CAN VOTE ON EACH PROPOSAL?

The following table gives a brief description of each Proposal and indicates which class of shares is being solicited with respect to each Proposal to be considered at the Annual Meeting.

                                                                            HOLDERS OF               HOLDERS OF
                               PROPOSAL                                    COMMON SHARES          PREFERRED SHARES
------------------------------------------------------------------------------------------------------------------------
1.      To elect nine members of the Board to represent the interests             Yes                      No
        of the holders of Common Shares of the Trust until the
        election and qualification of their successors.

------------------------------------------------------------------------------------------------------------------------
2.      To elect two members of the Board to represent the interests               No                     Yes
        of the holders of the Auction Rate Cumulative Preferred Shares
        - Series M, T, W, TH and F of the Trust - until the election and qualification of their successors.

------------------------------------------------------------------------------------------------------------------------
3.      Ratification of the selection of KPMG LLP as the current                  Yes                     Yes
        independent auditor of the Trust.

------------------------------------------------------------------------------------------------------------------------
4.      To approve a Sub-Advisory Agreement between ING Investments,              Yes                     Yes
        LLC and ING Aeltus Investment
------------------------------------------------------------------------------------------------------------------------

                                                                            HOLDERS OF               HOLDERS OF
                               PROPOSAL                                    COMMON SHARES          PREFERRED SHARES
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
        Management, Inc., with no change in the Adviser, the portfolio managers, or the overall management fee paid by the Trust.
------------------------------------------------------------------------------------------------------------------------
5.      To transact such other business as may properly come before               Yes                     Yes
        the Annual Meeting or any adjournment(s) or postponement(s).

------------------------------------------------------------------------------------------------------------------------

         If the Proposal regarding the approval of the proposed Sub-Advisory Agreement ("Proposed Sub-Advisory Agreement") is approved by shareholders, ING Aeltus Investment Management, Inc. ("ING Aeltus" or "Proposed Sub-Adviser") will become the sub-adviser to the Trust under the Proposed Sub-Advisory Agreement.

         Please keep the following in mind when considering the changes:

         THE PEOPLE MANAGING THE TRUST WILL NOT CHANGE. This Proposal will generally not result in a change in the actual portfolio management personnel who manage the Trust. While ING Aeltus will become the sub-adviser to the Trust, ING Investments, LLC ("ING Investments" or the "Adviser"), the investment adviser to the Trust (the "Adviser"), would be responsible for monitoring the investment program and performance of ING Aeltus.

         THE INVESTMENT OBJECTIVES OF THE TRUST WILL NOT CHANGE. While ING Aeltus will become the sub-adviser of the Trust, the investment objectives will remain the same.

         THE ADVISORY FEE PAID BY THE TRUST WILL NOT INCREASE. The fee payable to ING Aeltus will be paid by the Adviser, and not by the Trust. The overall management fee of the Trust will not increase.

WHY DID YOU SEND ME THIS BOOKLET?

         This booklet is a Proxy Statement. It provides you with information you should review before voting on the matters listed above and in the Notice of Annual Meeting for the Trust. You are receiving these proxy materials--a booklet that includes the Proxy Statement and one Proxy Ballot--because you have the right to vote on the important Proposals concerning your investment in the Trust.

WHO IS ELIGIBLE TO VOTE?

         Shareholders who owned shares in the Trust at the close of business on June 9, 2003 (the "Record Date") are eligible to vote. As of the Record Date, the Trust had 121,537,771 Common Shares outstanding. As of the Record Date, the Trust had the following Auction Rate Cumulative Preferred Shares ("Preferred Shares") outstanding: 3,600 shares of Series M; 3,600 shares of Series T; 3,600 shares of Series W; 3,600 shares of Series Th and 3,600 shares of

Series F. To the best of the Trust's knowledge, as of June 17, 2003, no person owned beneficially more than 5% of any class of the Trust. The word "you" is used in this Proxy Statement to refer to the person or entity who owns the shares and who accordingly has voting rights in connection with the shares.

HOW DO I VOTE?

         Shareholders may give voting instructions via the Internet or by touchtone telephone by following the instructions on the Proxy Ballot. Shareholders may also sign and mail the Proxy Ballot received with the Proxy Statement or attend the Annual Meeting in person.

         Georgeson Shareholder Communications, Inc. (the "Solicitor") has been engaged to assist in the solicitation of proxies, at an estimated cost of $1,100. As the date of the Annual Meeting approaches, certain Trust shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Trust. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

         In situations where a telephonic proxy is solicited, the Solicitor's representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor's representative has the responsibility to explain the process, read the Proposal on the Proxy Ballot(s), and ask for the shareholder's instructions on the Proposal. Although the Solicitor's representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. The Solicitor's representative will record the shareholder's instructions on the Ballot. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

         In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of ING Investments, the investment adviser to the Trust, or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, facsimile, or oral communication. Shareholders of the Trust whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee.

         If a shareholder wishes to participate in the Annual Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the Proxy Ballot(s) originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or require replacement Proxy Ballot(s), they may contact the Solicitor toll-free at 1-866-821-1463.

WHEN AND WHERE WILL THE ANNUAL MEETING BE HELD?

         The Annual Meeting will be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on August 19, 2003, at 10:00 a.m., Local time, and, if the Annual Meeting is adjourned or postponed, at any adjournment or postponement of that Meeting. If you expect to attend the Annual Meeting in person, please notify the Trust by calling 1-800-992-0180.

CAN I REVOKE MY PROXY AFTER I VOTE IT?

         A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Trust a written revocation or duly executed proxy ballot bearing a later date. In addition, any shareholder who attends the Annual Meeting in person may vote by ballot at the Annual Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" each of the Proposals and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Annual Meeting.

WHO PAYS FOR THIS PROXY SOLICITATION?

         The Trust will pay the expenses incurred in connection with the Notice of Annual Meeting, Proxy Statement and the Annual Meeting, including printing, mailing, solicitation and vote tabulation expenses, legal fees, and out of pocket expenses associated with Proposals 1, 2, 3 and 5. ING Aeltus will pay the expenses incurred in connection with the printing, mailing, solicitation, vote tabulation, legal fees and out of pocket expenses associated with Proposal 4 and will pay for the solicitation services of the Solicitor described above.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE TRUST?

         Copies of the Trust's Annual Report for the fiscal year ended February 28, 2003 and the Trust's Semi-Annual Report for the period ended August 31, 2002 have previously been mailed to shareholders. This Proxy Statement should be read in conjunction with the Annual and Semi-Annual Reports. You can obtain copies of those Reports, without charge, by writing to The ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034, Attention: Literature Fulfillment, or by calling 1-800-992-0180.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

         The Board recommends that shareholders vote "FOR" each of the Proposals described in this Proxy Statement.

                                   PROPOSAL 1
                      ELECTION OF TRUSTEES -- COMMON SHARES

WHAT IS THE PROPOSAL?

         The Board has nominated nine individuals for election to the Board as Trustees of the Common Shares (the "Common Nominees"). Holders of Common Shares are asked to elect the Common Nominees to serve as Trustees, each to serve until his or her successor is duly elected and qualified. Information about each Common Nominee is set forth below. All of the Common Nominees are currently Trustees of the Trust and each has consented to continue to serve as a Trustee if reelected by holders of Common Shares.

WHAT FACTORS DID THE BOARD CONSIDER IN SELECTING THE COMMON NOMINEES?

         The Board nominated all of the individuals who currently serve as Trustees of the Common Shares of the Trust. The Board met to discuss Board candidates and, after due consideration, recommend to shareholders the Common Nominees indicated below. In making such recommendation, the Board took into consideration the knowledge, background, and experience of the Common Nominees.

WHAT IS THE REQUIRED VOTE?

         The affirmative vote of a plurality of the Common Shares of the Trust present in person or by proxy at the Annual Meeting is required to approve the election of each Common Nominee to the Board.

WHO ARE THE COMMON NOMINEES?

         For election of Trustees at the Annual Meeting, the Board has approved the nomination of:

                                 Paul S. Doherty
                                J. Michael Earley
                              R. Barbara Gitenstein
                               Thomas J. McInerney
                                David W.C. Putnam
                                 Blaine E. Rieke
                                 John G. Turner
                                Roger B. Vincent
                              Richard A. Wedemeyer

         The persons named as proxies will vote for election of each of these Common Nominees unless you withhold authority to vote for any or all of them on the enclosed Proxy Ballot. If any or all of the Common Nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend or the Board may reduce the number of

Trustees as provided for in the Trust's Agreement and Declaration of Trust dated December 2, 1987, as amended (the "Declaration").

         No Common Nominee is a party adverse to the Trust or any of its affiliates in any material pending legal proceeding, nor does any Common Nominee have an interest materially adverse to the Trust.

         The following table sets forth information concerning the Common Nominees. The address for each Common Nominee is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

                                                                                            NUMBER OF
                                         TERM OF                                           PORTFOLIOS
                                        OFFICE AND                                          IN FUND
                          POSITION(S)   LENGTH OF                                           COMPLEX
    NAME AND               HELD WITH      TIME           PRINCIPAL OCCUPATION(S)-           OVERSEEN        OTHER DIRECTORSHIPS
 DATE OF BIRTH               TRUST      SERVED(1)        DURING THE PAST 5 YEARS           BY TRUSTEE         HELD BY TRUSTEE
 -------------               -----      ---------        -----------------------           ----------         ---------------
INDEPENDENT TRUSTEES

PAUL S. DOHERTY             Trustee     October       Mr. Doherty is President and             106       Director/Trustee of each
                                        1999 -        Partner, Doherty, Wallace,                         of the other Funds in the
Date of Birth:                          Present       Pillsbury and Murphy, P.C.,                        ING Funds complex
04/28/1934                                            Attorneys (1996 -Present);                         (February 2002 - Present).
                                                      Director, Tambrands, Inc. (1993 -
                                                      1998); and Trustee of each of the
                                                      funds managed by Northstar
                                                      Investment Management Corporation
                                                      (1993 - 1999).

J. MICHAEL EARLEY           Trustee     February      President and Chief Executive            106       Director/Trustee of each
                                        2002 -        Officer, Bankers Trust Company,                    of the other Funds in the
Date of Birth:                          Present       N.A. (1992 - Present).                             ING Funds complex (1997 -
05/02/1945                                                                                               Present).

R. BARBARA GITENSTEIN       Trustee     February      President, College of New Jersey         106       Director/Trustee of each
                                        2002 -        (1999 - Present). Formerly,                        of the other Funds in the
Date of Birth:                          Present       Executive Vice President and                       ING Funds complex (1997 -
02/18/1948                                            Provost, Drake University (1992 -                  Present).
                                                      1998).

DAVID W.C. PUTNAM           Trustee     October       President and Director, F.L.             106       Director/Trustee of each
                                        1999 -        Putnam Securities Company, Inc.                    of the other Funds in the
Date of Birth:                          Present       and its affiliates; President,                     ING Funds complex
10/08/1939                                            Secretary and Trustee, The                         (February 2002 - Present),
                                                      Principled Equity Market Fund                      Anchor International Bond
                                                      (1999 - Present). Formerly,                        Trust (December 2000 -
                                                      Trustee, Trust Realty Corp.;                       Present); F.L. Putnam
                                                      Anchor Investment Trust; Bow                       Foundation (December 2000
                                                      Ridge Mining Company and each of                   - Present); Progressive
                                                      the funds managed by Northstar                     Capital Accumulation Trust
                                                      Investment Management Corporation                  (August 1998 - Present);
                                                      (1994 - 1999).                                     Principled Equity Market
                                                                                                         Fund (November 1996 -
                                                                                                         Present), Mercy Endowment
                                                                                                         Foundation (1995 -
                                                                                                         Present); Director, F.L.
                                                                                                         Putnam Investment
                                                                                                         Management Company
                                                                                                         (December 2001 - Present);
                                                                                                         Asian American Bank and
                                                                                                         Trust Company

                                                                                            NUMBER OF
                                         TERM OF                                           PORTFOLIOS
                                        OFFICE AND                                          IN FUND
                          POSITION(S)   LENGTH OF                                           COMPLEX
    NAME AND               HELD WITH      TIME           PRINCIPAL OCCUPATION(S)-           OVERSEEN        OTHER DIRECTORSHIPS
 DATE OF BIRTH               TRUST      SERVED(1)        DURING THE PAST 5 YEARS           BY TRUSTEE         HELD BY TRUSTEE
 -------------               -----      ---------        -----------------------           ----------         ---------------
                                                                                                         (June 1992 - Present); and
                                                                                                         Notre Dame Health Care
                                                                                                         Center (1991 - Present)
                                                                                                         F.L. Putnam Securities
                                                                                                         Company, Inc. (June 1978 -
                                                                                                         Present); and an Honorary
                                                                                                         Trustee, Mercy Hospital
                                                                                                         (1973 - Present).

BLAINE E. RIEKE             Trustee     February      General Partner, Huntington              106       Director/Trustee of each
                                        2001 -        Partners (January 1997 -                           of the other Funds in the
Date of Birth:                          Present       Present). Chairman of the Board                    ING Funds complex
09/10/1933                                            and Trustee of each of the funds                   (February 2002 - Present);
                                                      managed by ING Investment                          and Trustee Morgan Chase
                                                      Management Co. LLC (November 1998                  Trust Co. (January 1998 -
                                                      - February 2001).                                  Present).

ROGER B. VINCENT            Trustee     February      President, Springwell Corporation        106       Director/Trustee of each
                                        2002 -        (1989 - Present). Formerly,                        of the other Funds in the
Date of Birth:                          Present       Director, Tatham Offshore, Inc.                    ING Funds complex (1994 -
08/26/1945                                            (1996 - 2000).                                     Present); and Director,
                                                                                                         AmeriGas Propane, Inc.
                                                                                                         (1998 - Present).

RICHARD A. WEDEMEYER        Trustee     February      Retired. Mr. Wedemeyer was               106       Director/Trustee of each
                                        2001 -        formerly Vice President - Finance                  of the other Funds in the
Date of Birth:                          Present       and Administration, Channel                        ING Funds complex
03/23/1936                                            Corporation (June 1996 - April                     (February 2002 - Present);
                                                      2002). Formerly, Vice President,                   and Trustee Touchstone
                                                      Operations and Administration,                     Consulting Group (1997 -
                                                      Jim Henson Productions (1979 -                     Present).
                                                      1997); Trustee, First Choice
                                                      Funds (1997 - 2001); and of each
                                                      of the funds managed by ING
                                                      Investment Management Co. LLC
                                                      (1998 - 2001).
TRUSTEES WHO ARE "INTERESTED PERSONS"

THOMAS J. MCINERNEY(2)      Trustee     February      Chief Executive Officer, ING U.S.        161       Director, Hemisphere, Inc.
                                        2001 -        Financial Services (September                      (May 2003 - Present);
Date of Birth:                          Present       2001 - Present); General Manager                   Director/Trustee of each
05/05/1956                                            and Chief Executive Officer, ING                   of the other Funds in the
                                                      U.S. Worksite Financial Services                   ING Funds complex
                                                      (December 2000 - Present);                         (February 2002 - Present);
                                                      Member, ING Americas Executive                     Director/Trustee Equitable
                                                      Committee (2001 - Present);                        Life Insurance Co., Golden
                                                      President, Chief Executive                         American Life Insurance
                                                      Officer and Director of Northern                   Co., Life Insurance
                                                      Life Insurance Company (March                      Company of Georgia,
                                                      2001 - October 2002), ING Aeltus                   Midwestern United Life
                                                      Holding Company, Inc. (2000 -                      Insurance Co., ReliaStar
                                                      Present), ING Retail Holding                       Life Insurance Co.,
                                                      Company (1998 - Present), ING                      Security Life of Denver,
                                                      Life Insurance and Annuity                         Security Connecticut Life
                                                      Company (September 1997 -                          Insurance Co., Southland
                                                      November 2002) and ING Retirement                  Life Insurance Co., USG
                                                      Holdings, Inc. (1997 - Present).                   Annuity and Life Company,
                                                      Formerly, General Manager and                      and United Life and
                                                      Chief Executive Officer, ING                       Annuity Insurance Co. Inc
                                                      Worksite Division (December 2000                   (March 2001 - Present);
                                                      - October 2001),                                   Director, Ameribest Life

                                                                                            NUMBER OF
                                         TERM OF                                           PORTFOLIOS
                                        OFFICE AND                                          IN FUND
                          POSITION(S)   LENGTH OF                                           COMPLEX
    NAME AND               HELD WITH      TIME           PRINCIPAL OCCUPATION(S)-           OVERSEEN        OTHER DIRECTORSHIPS
 DATE OF BIRTH               TRUST      SERVED(1)        DURING THE PAST 5 YEARS           BY TRUSTEE         HELD BY TRUSTEE
 -------------               -----      ---------        -----------------------           ----------         ---------------

                                                      President, ING-SCI, Inc. (August                   Insurance Co., (March 2001
                                                      1997 - December 2000); President,                  to January 2003);
                                                      Aetna Financial Services (August                   Director, First Columbine
                                                      1997 -December 2000).                              Life Insurance Co. (March
                                                                                                         2001 to December 2002);
                                                                                                         Member of the Board,
                                                                                                         National Commission on
                                                                                                         Retirement Policy,
                                                                                                         Governor's Council on
                                                                                                         Economic Competitiveness
                                                                                                         and Technology of
                                                                                                         Connecticut, Connecticut
                                                                                                         Business and Industry
                                                                                                         Association, Bushnell;
                                                                                                         Connecticut Forum; Metro
                                                                                                         Hartford Chamber of
                                                                                                         Commerce; and is Chairman,
                                                                                                         Concerned Citizens for
                                                                                                         Effective Government.

JOHN G. TURNER(3)           Trustee     October       Chairman, Hillcrest Capital              106       Director/Trustee of each
                                        1999 -        Partners (May 2002-Present);                       of the other Funds in the
Date of Birth:                          Present       President, Turner Investment                       ING Funds complex, Hormel
10/03/1939                                            Company (January 2002 -                            Foods Corporation (March
                                                      Present). Mr. Turner was                           2000 - Present); Shopko
                                                      formerly Vice Chairman of ING                      Stores, Inc. (August 1999
                                                      Americas (2000 - 2002); Chairman                   - Present); and M.A.
                                                      and Chief Executive Officer of                     Mortenson Company (March
                                                      ReliaStar Financial Corp. and                      2002 - Present).
                                                      ReliaStar Life Insurance Company
                                                      (1993 - 2000); Chairman of
                                                      ReliaStar United Services Life
                                                      Insurance Company (1995 -
                                                      1998); Chairman of
                                                      ReliaStar Life Insurance
                                                      Company of New York (1995
                                                      - 2001); Chairman of
                                                      Northern Life Insurance
                                                      Company (1992 - 2001);
                                                      Chairman and Trustee of
                                                      the Northstar affiliated
                                                      investment companies (1993
                                                      - 2001) and Director,
                                                      Northstar Investment
                                                      Management Corporation and
                                                      its affiliates (1993 -
                                                      1999 ).

(1)  Trustees serve until their successors are duly elected and qualified

(2) Mr. McInerney is an "interested person," as defined by the 1940 Act, because of his affiliation with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC

(3) Mr. Turner is an "interested person," as defined by the 1940 Act, because of his former affiliation with ING Americas, an affiliate of ING Investments, LLC.

Please read the section "Further Information About the Trustees and Officers" starting on page [___] of this Proxy Statement before voting on this Proposal 1. [UPDATE PRIOR TO FILE]

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 1?

         The Board recommends that shareholders vote FOR the election of each of the Common Nominees to the Board subject to their terms commencing and continuing as described above. If any of the Common Nominees are not elected by shareholders, the current Trustees may consider other courses of action.

                                   PROPOSAL 2
                    ELECTION OF TRUSTEES -- PREFERRED SHARES

WHAT IS THE PROPOSAL?

         The Board has nominated two individuals for election to the Board as Trustees of the Preferred Shares ("Preferred Nominees"). Holders of Preferred Shares are asked to elect the Preferred Nominees to serve as Trustees, each to serve until his or her successor is duly elected and qualified. Information about each Preferred Nominee is set forth below. Both Preferred Nominees are currently Trustees of the Trust and both have consented to continue to serve as a Trustee if reelected by holders of Preferred Shares.

WHAT FACTORS DID THE BOARD CONSIDER IN SELECTING THE PREFERRED NOMINEES?

         The Board nominated all of the individuals who currently serve as Trustees of the preferred shareholders of the Trust. The Board met to discuss Board candidates and, after due consideration, recommend to shareholders the Preferred Nominees indicated below. In making such recommendation, the Board took into consideration the knowledge, background, and experience of the Preferred Nominees.

WHAT IS THE REQUIRED VOTE?

         The affirmative vote of a plurality of the Preferred Shares of the Trust present in person or by proxy at the Annual Meeting is required to approve the election of each Preferred Nominee to the Board.

WHO ARE THE PREFERRED NOMINEES?

         For election of Trustees at the Annual Meeting, the Board has approved the nomination of:

                                  Walter H. May
                                   Jock Patton

         The persons named as proxies will vote for election of each of these Preferred Nominees unless you withhold authority to vote for either or both of them on the enclosed Proxy Ballot. If any or all of the Preferred Nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend or the Board may reduce the number of Trustees as provided for in the Declaration.

         Neither Preferred Nominee is a party adverse to the Trust or any of its affiliates in any material pending legal proceeding, nor does either Preferred Nominee have an interest materially adverse to the Trust.

The following table sets forth information concerning the Preferred Nominees. The address for each Preferred Nominee is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

                                                                                            NUMBER OF
                                       TERM OF                                           PORTFOLIOS IN
                       POSITION(S)    OFFICE AND                                         FUND COMPLEX
   NAME AND             HELD WITH     LENGTH OF       PRINCIPAL OCCUPATION(S) -           OVERSEEN BY      OTHER DIRECTORSHIPS
 DATE OF BIRTH            TRUST      TIME SERVED*     DURING THE PAST 5 YEARS               TRUSTEE          HELD BY TRUSTEE
 -------------            -----      ------------     -----------------------               -------          ---------------
INDEPENDENT TRUSTEES

WALTER H. MAY            Trustee    October 1999 -   Retired. Formerly, Managing              106        Director/Trustee of each of
                                    Present          Director and Director of                            the other Funds in the ING
Date of Birth:                                       Marketing, Piper Jaffray, Inc.;                     Funds complex (February
12/21/1936                                           Trustee of each of the funds                        2002 - Present) and Best
                                                     managed by Northstar Investment                     Prep Charity (1991 -
                                                     Management Corporation (1996 -                      Present).
                                                     1999).

JOCK PATTON              Trustee    August 1995 -    Private Investor (June 1997 -            106        Director/Trustee of each of
                                    Present          Present). Formerly, Director and                    the other Funds in the ING
Date of Birth:                                       Chief Executive Officer, Rainbow                    Funds complex (February
12/11/1945                                           Multimedia Group, Inc. (January                     2002 - Present); Director,
                                                     1999 - December 2001); Director of                  Hypercom, Inc. (January
                                                     Stuart Entertainment, Inc.;                         1999 - Present); JDA
                                                     Director of Artisoft, Inc. (1994 -                  Software Group, Inc.
                                                     1998).                                              (January 1999 - Present);
                                                                                                         Buick of Scottsdale, Inc.;
                                                                                                         National Airlines, Inc.; BG
                                                                                                         Associates, Inc.; BK
                                                                                                         Entertainment, Inc.; and
                                                                                                         Arizona Rotorcraft, Inc.

*        Trustees serve until their successors are duly elected and qualified.

Please read the section "Further Information About the Trustees and Officers" starting on page ____ of this Proxy Statement before voting on this Proposal 2. [UPDATE PRIOR TO FILE]

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 2?

         The Board recommends that shareholders vote FOR the election of each of the Preferred Nominees to the Board subject to their terms commencing and continuing as described above. If shareholders do not elect either of the Preferred Nominees, the current Trustees may consider other courses of action.

               FURTHER INFORMATION ABOUT THE TRUSTEES AND OFFICERS

HOW LONG WILL THE TRUSTEES SERVE ON THE BOARD?

         Trustees generally hold office until their successors are elected and qualified. A Trustee may, at any time, resign or be removed by a vote of the holders of a majority of the outstanding shares of the applicable class of the Trust. In addition, pursuant to a retirement policy adopted by the Board, each duly elected or appointed Trustee who is not an "interested person" of the Trust, as defined in the 1940 Act ("Independent Trustees"), shall retire from service as a Trustee at the first regularly scheduled quarterly meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which event the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

DO THE TRUSTEES OWN SHARES OF THE TRUST OR CERTAIN AFFILIATED ENTITIES?

         To the best of the Trust's knowledge, as of June 17, 2003 no Trustee owned 1% or more of the outstanding shares of any class of the Trust, and the Trustees owned, as a group, less than 1% of the shares of each class of the Trust.

         The following table sets forth information regarding the dollar range of equity securities of the Trust and other investment companies within the ING family of investment companies beneficially owned by each Trustee as of May 31, 2003.

                                                                               AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                 SECURITIES IN ALL REGISTERED
                                                                               INVESTMENT COMPANIES OVERSEEN BY
                                     DOLLAR RANGE OF EQUITY SECURITIES IN       TRUSTEE IN FAMILY OF INVESTMENT
         NAME OF TRUSTEE                          THE TRUST                                COMPANIES
--------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

--------------------------------------------------------------------------------------------------------------------
Paul S. Doherty                                       $0                                 Over $100,000
--------------------------------------------------------------------------------------------------------------------
J. Michael Earley                                     $0                               $10,001 - $50,000
--------------------------------------------------------------------------------------------------------------------
R. Barbara Gitenstein                                 $0                              $50,001 - $100,000
--------------------------------------------------------------------------------------------------------------------
Walter H. May                                         $0                                 Over $100,000
--------------------------------------------------------------------------------------------------------------------
Jock Patton                                   $10,001 - $50,000                       $50,001 - $100,000
--------------------------------------------------------------------------------------------------------------------
David W. C. Putnam                              Over $100,000                            Over $100,000
--------------------------------------------------------------------------------------------------------------------
Blaine E. Rieke                                       $0                              $50,001 - $100,000
--------------------------------------------------------------------------------------------------------------------
Roger B. Vincent                                      $0                                 Over $100,000
--------------------------------------------------------------------------------------------------------------------
Richard A. Wedemeyer                                  $0                               $10,001 - $50,000
--------------------------------------------------------------------------------------------------------------------
TRUSTEES WHO ARE "INTERESTED PERSONS"
--------------------------------------------------------------------------------------------------------------------
Thomas J. McInerney                                   $0                              $50,000 - $100,000
--------------------------------------------------------------------------------------------------------------------
John G. Turner                                  Over $100,000                            Over $100,000
--------------------------------------------------------------------------------------------------------------------

         The following table sets forth information regarding each Independent Trustee's (and his or her immediate family members') share ownership in securities of the Trust's investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Trust (not including registered investment companies) as of May 31, 2003.

                               NAME OF OWNERS
                              AND RELATIONSHIP                                             VALUE OF      PERCENTAGE OF
   NAME OF TRUSTEE               TO TRUSTEE          COMPANY         TITLE OF CLASS       SECURITIES         CLASS
------------------------------------------------------------------------------------------------------------------------
Paul S. Doherty                      N/A               N/A                N/A                 $0              N/A
------------------------------------------------------------------------------------------------------------------------
J. Michael Earley                    N/A               N/A                N/A                 $0              N/A
------------------------------------------------------------------------------------------------------------------------
R. Barbara Gitenstein                N/A               N/A                N/A                 $0              N/A
------------------------------------------------------------------------------------------------------------------------
Walter H. May                        N/A               N/A                N/A                 $0              N/A
------------------------------------------------------------------------------------------------------------------------
Jock Patton                          N/A               N/A                N/A                 $0              N/A
------------------------------------------------------------------------------------------------------------------------
David W. C. Putnam                   N/A               N/A                N/A                 $0              N/A
------------------------------------------------------------------------------------------------------------------------
Blaine E. Rieke                      N/A               N/A                N/A                 $0              N/A
------------------------------------------------------------------------------------------------------------------------
Roger B. Vincent                     N/A               N/A                N/A                 $0              N/A
------------------------------------------------------------------------------------------------------------------------
Richard A. Wedemeyer                 N/A               N/A                N/A                 $0              N/A
------------------------------------------------------------------------------------------------------------------------

WHAT ARE THE COMMITTEES OF THE BOARD?

         AUDIT COMMITTEE. The Board has an Audit Committee whose function is to meet with the independent auditor of the Trust to review the scope of the Trust's audit, the Trust's financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Committee currently consists of four Independent Trustees: Messrs. Earley, Putnam, Rieke, and Vincent. Mr. Earley serves as Chairman of the Committee. During the fiscal year ended February 28, 2003, the Committee held four meetings.

         The Audit Committee operates pursuant to a charter approved by the Board, a copy of which is attached APPENDIX 1. The charter sets forth the responsibilities of the Audit Committee.

         AUDIT COMMITTEE REPORT: As part of its oversight of the Trust's financial statements, the Audit Committee reviewed and discussed with ING Investments and KPMG LLC ("KPMG"), the independent auditor for the Trust, the Trust's financial statements for the fiscal year ended February 28, 2003. The Audit Committee also discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The Audit Committee received and reviewed the written disclosures and the letter from KPMG required by Independence Standard's Board Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed KPMG's independence with KPMG.

         Based on the reviews and discussions referred to above, the Audit Committee recommended that the Board ratify the inclusion of the financial statements as of and for the fiscal year ended February 28, 2003, be included in the Trust's Annual Report to shareholders.

2003 Audit Committee

J. Michael Earley
David W.C. Putnam
Blaine E. Rieke
Roger B. Vincent

         VALUATION COMMITTEE. The Board has a Valuation Committee whose function is to review the determination of the value of securities held by the Trust for which market quotations are not available. The Committee currently consists of five Independent Trustees: Messrs. May, Doherty, Patton, and Wedemeyer and Dr. Gitenstein. Mr. Patton serves as Chairman of the Committee. During the fiscal year ended February 28, 2003, the Committee held four meetings.

         EXECUTIVE COMMITTEE. The Board has an Executive Committee whose function is to act for the full Board if necessary in the event that Board action is needed between regularly scheduled Board meetings. The Committee currently consists of two Independent Trustees and two Trustees who are "interested persons," as defined in the 1940 Act: Messrs. May, McInerney, Patton and Turner. Mr. Turner serves as Chairman of the Committee. During the fiscal year ended February 28, 2003, the Committee held five meetings.

         NOMINATING COMMITTEE. The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of four Independent Trustees: Messrs. Doherty, May and Wedemeyer and Dr. Gitenstein. Mr. May serves as Chairman of the Committee. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. During the fiscal year ended February 28, 2003, the Committee did not hold a meeting.

         INVESTMENT REVIEW COMMITTEE. The Board has an Investment Review Committee whose function is to monitor the investment performance of the Trust and to make recommendations to the Board with respect to the Trust. The Committee currently consists of five Independent Trustees and one Trustee who is an "interested person," as defined in the 1940 Act: Messrs. Doherty, May, McInerney, Patton, and Wedemeyer and Dr. Gitenstein. Mr. Wedemeyer serves as Chairman of the Committee. During the fiscal year ended February 28, 2003, the Committee held four meetings.

HOW OFTEN DOES THE BOARD MEET?

         The Board currently conducts regular meetings four times a year. The Audit, Valuation and Investment Review Committees also meet regularly four times per year and the remaining Committees meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. During the fiscal year ended February 28, 2003, the Board held nine meetings, including regularly scheduled and special meetings.

WHAT ARE THE TRUSTEES PAID FOR THEIR SERVICES?

         Each Independent Trustee receives a fee, allocated among the ING Funds for which he or she serves as a Director/Trustee, which consists of an annual retainer component and a per meeting fee component. Each Independent Trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee meeting attended.

         The Trust currently pays each Independent Trustee a pro rata share, as described below, of: (i) an annual retainer of $40,000 (Messrs. May and Patton, as lead trustees, receive an annual retainer of $55,000); (ii) $7,000 for each in person meeting of the Board; (iii) $2,000 for attendance at any Committee meeting; (iv) $1,000 for meeting attendance as a chairperson; (v) $2,000 per telephonic meeting; (vi) out-of-pocket expenses. The pro rata share paid by the Trust is based on the Trust's average net assets as a percentage of the average net assets of all the funds managed by ING Investments for which the Trustees serve in common as Directors/Trustees.

         The Trustees who are "interested persons" of the Trust receive no compensation from the Trust.

         The following table has been provided to the Trust by ING Investments and sets forth information regarding the compensation paid to the Trustees for the Trust's fiscal year ended February 28, 2003 for service on the Boards of the ING Funds complex.

                                                         PENSION OR                                TOTAL
                                                         RETIREMENT                            COMPENSATION
                                                          BENEFITS           ESTIMATED        FROM TRUST AND
                                        AGGREGATE        ACCRUED AS           ANNUAL           FUND COMPLEX
                                      COMPENSATION     PART OF TRUST       BENEFITS UPON          PAID TO
   NAME OF TRUSTEE                     FROM TRUST         EXPENSES         RETIREMENT(4)        TRUSTEES(5)
--------------------------------------------------------------------------------------------------------------
Paul S. Doherty                         $5,252              N/A                 N/A              $76,532
--------------------------------------------------------------------------------------------------------------
J. Michael Earley                       $5,157              N/A                 N/A              $48,304
--------------------------------------------------------------------------------------------------------------
R. Barbara Gitenstein                   $4,754              N/A                 N/A              $50,658
--------------------------------------------------------------------------------------------------------------
R. Glenn Hilliard(1)                    $    0              N/A                 N/A              $     0
--------------------------------------------------------------------------------------------------------------
Walter H. May                           $5,913              N/A                 N/A              $88,288
--------------------------------------------------------------------------------------------------------------
Thomas J. McInerney(2)                  $    0              N/A                 N/A              $     0
--------------------------------------------------------------------------------------------------------------
Jock Patton                             $5,913              N/A                 N/A              $88,759
--------------------------------------------------------------------------------------------------------------
David W.C. Putnam                       $4,961              N/A                 N/A              $76,855
--------------------------------------------------------------------------------------------------------------
Blaine E. Rieke                         $4,823              N/A                 N/A              $74,771
--------------------------------------------------------------------------------------------------------------
John G. Turner(3)                       $    0              N/A                 N/A              $     0
--------------------------------------------------------------------------------------------------------------
Roger B. Vincent                        $4,893              N/A                 N/A              $76,011
--------------------------------------------------------------------------------------------------------------

                                                         PENSION OR                                TOTAL
                                                         RETIREMENT                            COMPENSATION
                                                          BENEFITS           ESTIMATED        FROM TRUST AND
                                        AGGREGATE        ACCRUED AS           ANNUAL           FUND COMPLEX
                                      COMPENSATION     PART OF TRUST       BENEFITS UPON          PAID TO
   NAME OF TRUSTEE                     FROM TRUST         EXPENSES         RETIREMENT(4)        TRUSTEES(5)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
Richard A. Wedemeyer                    $4,961              N/A                 N/A              $70,133
--------------------------------------------------------------------------------------------------------------

(1) An "interested person," as defined in the 1940 Act, because of his relationship with ING Americas, an affiliate of ING Investments, LLC. Mr. Hilliard resigned as of April 30, 2003.

(2) An "interested person," as defined in the 1940 Act, because of his affiliation with ING U.S. Financial Services, an affiliate of ING Investments, LLC.

(3) An "interested person," as defined in the 1940 Act, because of his former affiliation with ING Americas, an affiliate of ING Investments, LLC.

(4) The ING Funds have adopted a retirement policy under which a director/trustee who has served as an Independent Director/Trustee for five years or more will be paid by the ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Director/Trustee for one year of service.

(5)      Represents compensation from 103 funds.

WHO ARE THE OFFICERS OF THE TRUST?

         The Trust's officers are elected annually by the Board and hold office until they resign, are removed or are otherwise disqualified to serve. The chart below lists the officers of the Trust. The address for the officers of the Trust is 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

  NAME AND                 POSITIONS HELD WITH      TERM OF OFFICE AND                          PRINCIPAL OCCUPATION(S)
DATE OF BIRTH                  THE TRUST          LENGTH OF TIME SERVED *                     DURING THE LAST FIVE YEARS
-------------                  ---------          -----------------------                     --------------------------
JAMES M. HENNESSY          President, Chief       February 2001 - Present             President and Chief Executive Officer, ING
                           Executive Officer                                          Capital Corporation, LLC, ING Funds
Date of Birth:             and Chief Operating                                        Services, LLC, ING Advisors, Inc., and ING
04/09/1949                 Officer                                                    Investments, LLC, (December 2001 -
                                                                                      Present); Executive Vice President and Chief
                                                                                      Operating Officer, ING Funds Distributor, LLC
                                                                                      (June 2000 - Present).
                           Senior Executive        June 2000 - February 2001          President, Chief Executive Officer and Chief
                           Vice President and                                         Operating Officer of each of the other funds
                           Chief Operating                                            in the ING family of funds. Has served as a
                           Officer                                                    senior executive officer of ING Investments,
                                                                                      LLC and its affiliates for more than the last
                                                                                      5 years.

MICHAEL J. ROLAND          Executive Vice         March 2002 - Present                Executive Vice President, Chief Financial
                           President, Assistant                                       Officer and Treasurer, ING Funds Services,
Date of Birth:             Secretary and                                              LLC, ING Funds Distributor, LLC, ING
05/30/1958                 Principal Financial                                        Advisors, Inc., ING Investments, LLC, Inc.,
                           Officer                                                    Lexington Funds Distributor, Inc., Express

                           Senior Vice            June 1998 - March 2002              America T.C., Inc. and EAMC Liquidation
                           President and                                              Corp. (December 2001 - Present). Executive
                           Principal Financial                                        Vice President, Assistant Secretary and
                           Officer                                                    Chief Executive Officer of each of the funds
                                                                                      in the ING family of funds.
                           Chief Financial        December 2002 - Present
                           Officer                (For the IPI Funds)

  NAME AND                 POSITIONS HELD WITH      TERM OF OFFICE AND                          PRINCIPAL OCCUPATION(S)
DATE OF BIRTH                  THE TRUST          LENGTH OF TIME SERVED *                     DURING THE LAST FIVE YEARS
-------------                  ---------          -----------------------                     --------------------------
ROBERT S. NAKA             Senior Vice            November 1999 - Present             Senior Vice President and Assistant
                           President and                                              Secretary, ING Funds Services, LLC, ING
Date of Birth:             Assistant Secretary                                        Funds Distributor, LLC, ING Advisors, Inc.,
06/17/1963                                                                            ING Capital Corporation, LLC, ING
                           Assistant Secretary    July 1996 - November 1999           Investments, LLC (October 2001 - Present)
                                                                                      and Lexington Funds Distributor, Inc.
                                                                                      (December 2001 - Present). Formerly,
                                                                                      Senior Vice President and Assistant
                                                                                      Secretary, ING Quantitative Management,
                                                                                      Inc. (October 2001 - September 2002), Vice
                                                                                      President, ING Investments, LLC (April 1997
                                                                                      - October 1999), ING Funds Services, LLC
                                                                                      (February 1997 - August 1999) and Assistant
                                                                                      Vice President, ING Funds Services, LLC
                                                                                      (August 1995 - February 1997).

DANIEL NORMAN              Senior Vice            April 1995 - Present                Senior Vice President, ING Investments, LLC
                           President and                                              (December 1994 - Present); and ING Funds
Date of Birth: 12/29/1957  Treasurer                                                  Distributor, LLC (December 1995 - Present);
                                                                                      has served as an officer of other
                                                                                      affiliates of ING Investments, LLC since
                           Co-Senior Portfolio    November 1999 - Present             February 1992.
                           Manager

                           Treasurer              June 1997 - Present

JEFFREY A. BAKALAR         Senior Vice President  January 1998 - Present              Senior Vice President, ING Investments, LLC
                                                                                      (November 1999- Present). Formerly, Vice
Date of Birth:                                                                        President and Assistant Portfolio Manager,
12/15/1959                 Co-Senior Portfolio    November 1999 - Present             ING Investments, LLC (February 1998 --
                           Manager                                                    November 1999); Vice President of The
                                                                                      Communications Positions of First National
                                                                                      Bank of Chicago (July 1994 - January 1998).

ELLIOT ROSEN               Senior Vice President  May 2002 - Present                  Senior Vice President, ING Investments, LLC
                                                                                      (February 1999 - Present). Formerly,
Date of Birth:                                                                        Senior Vice President IPS-Sendero (May 1997
05/07/1953                                                                            - February 1999) and President of Sendero,
                                                                                      which merged into IPS (August 1993 - May
                                                                                      1997).

  NAME AND                 POSITIONS HELD WITH      TERM OF OFFICE AND                          PRINCIPAL OCCUPATION(S)
DATE OF BIRTH                  THE TRUST          LENGTH OF TIME SERVED *                     DURING THE LAST FIVE YEARS
-------------                  ---------          -----------------------                     --------------------------
WILLIAM H. RIVOIR          Senior Vice            February 2001 - Present             Senior Vice President and Secretary of ING
III                        President and                                              Capital Corporation, LLC and ING Funds
Date of Birth:             Assistant Secretary                                        Services, LLC (February 2001 - Present),
01/19/1951                                                                            ING Funds Distributor, LLC, ING Advisors,
                                                                                      Inc. and ING Investments, LLC. (October
                                                                                      2001 - Present), Senior Vice President and
                                                                                      Secretary, ING Quantitative Management,
                                                                                      Inc. (October 2001 - September 2002).
                                                                                      Lexington Funds Distributor, Inc., ING
                                                                                      Pilgrim Funding, Inc., Pilgrim America
                                                                                      Financial, Inc., Express America TC, Inc.
                                                                                      and EAMC Liquidation Corp. (December 2001 -
                                                                                      Present). Formerly, Senior Vice President
                                                                                      and Assistant Secretary of ING Funds
                                                                                      Services, LLC (June 1998 - Present), ING
                                                                                      Investments, LLC, and Pilgrim America
                                                                                      Financial, Inc. (February 1999 - Present),
                                                                                      Senior Vice President of ING Investments,
                                                                                      LLC (December - Present 1998) and Assistant
                                                                                      Secretary of ING Funds Distributor, LLC
                                                                                      (February 1999 - Present) and ING
                                                                                      Investments, LLC (June 1998 - Present).

CURTIS F. LEE              Senior Vice            January 2001 - Present              Senior Vice President and Chief Credit
                           President and Chief                                        Officer - Senior Loans of ING Investments,
Date of Birth:             Credit Officer                                             LLC (August 1999 - Present). Formerly, held
06/05/1954                                                                            a series of positions with Standard
                                                                                      Chartered Bank in the credit approval and
                                                                                      problem loan management functions (August
                                                                                      1992 - June 1999).

KIMBERLY A. ANDERSON       Vice President and     February 2001 - Present             Vice President and Secretary, ING Funds
                           Secretary                                                  Services, LLC, ING Funds Distributor, LLC,
Date of Birth:                                                                        ING Advisors, Inc., ING Investments, LLC
07/25/1964                                                                            (October 2001 - Present) and Lexington
                                                                                      Funds Distributor, Inc. (December 2001 -
                                                                                      Present). Formerly, Vice President, ING
                                                                                      Quantitative Management, Inc. (October 2001
                                                                                      - September 2002); Assistant Vice President,
                                                                                      ING Funds Services, LLC (November 1999 -
                                                                                      January 2001) and has held various other
                                                                                      positions with ING Funds Services, LLC for
                                                                                      more than the last five years.

ROBYN L. ICHILOV           Vice President and     May 1998 - Present                  Vice President, ING Funds Services, LLC
                           Treasurer                                                  (October 2001 - Present) and ING
Date of Birth:                                                                        Investments, LLC (August 1997 - Present);
09/25/1967                 Vice President         November 1997 - May 1998            Accounting Manager, ING Investments, LLC
                                                                                      (November 1995 - Present).

*The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

WHAT ARE OFFICERS PAID FOR THEIR SERVICES?

         The Trust does not pay its officers for the services they provide to the Trust. Instead, the officers, who are also officers or employees of the investment adviser or its affiliates, are compensated by the investment adviser or its affiliates.

WHO ARE THE TRUST'S INVESTMENT ADVISER, DISTRIBUTOR, AND ADMINISTRATOR?

ING Investments, ING Funds Distributor, LLC and ING Funds Services, LLC serve as the Trust's investment adviser, distributor and administrator, respectively. Their address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

                                   PROPOSAL 3
                       RATIFICATION OF INDEPENDENT AUDITOR

WHAT IS THE PROPOSAL?

         The accounting firm of KPMG LLP ("KPMG") currently serves as the independent auditor for the Trust. Shareholders of the Trust are asked to ratify the selection of KPMG as the independent auditor of the Trust.

         The following table shows fees paid to KPMG for professional audit services during the Trust's most recent fiscal years ended February 28, 2003 and 2002, as well as, fees billed for other services rendered by KPMG to the Trust. Fee information is also presented for all other ING funds within the investment company complex for the corresponding fiscal years.

                                             2003                                      2002
                                 -------------------------------           --------------------------------
                                                     All Other                                  All Other
                                                 Entities within                            Entities within
                                    Trust          the Complex               Trust            the Complex
                                    -----          -----------               -----            -----------
Audit Fees                       $ 108,100         $ 1,460,400             $ 110,750          $ 1,544,750
Audit Related Fees (1)           $  33,500                   -             $  45,000                    -
Tax Fees (2)                     $  12,898         $   661,102             $   9,642          $   547,358
All Other Fees (3)               $   5,000         $   371,000             $   7,500          $   469,500

(1) Audit related fees consist principally of fees for performing agreed upon procedures engagements relating to the credit rating agency requirements.

(2) Tax fess consist of fees for the preparation of tax returns, as well as, tax advice pertaining to complying with Subchapter M of the Internal Revenue Code.

(3) All other fees related to the review and issuance of consents on various SEC filings, AIMR verification services, and SAS 70 reviews.

         The Audit Committee of the Board will periodically consider whether KPMG's receipt of non-audit fees from the Trust, ING Investments and all entities controlling, controlled by, or under common control with ING Investments that provide services to the Trust is compatible with maintaining KPMG's independence.

         KPMG has advised the Trust that neither KPMG nor any of its partners has any direct or material indirect financial interest in the Trust. Representatives of KPMG are not expected to be at the Annual Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

WHAT IS THE REQUIRED VOTE?

         The affirmative vote of a majority of all of the shares of the Trust present in person or by proxy at the Annual Meeting is required to confirm KPMG as the independent auditor to the Trust.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 3?

         The Board recommends that you vote FOR the confirmation of KPMG as the independent auditor to examine and report on the financial statements of the Trust for the fiscal year ending February 28, 2004.

                                   PROPOSAL 4
                 APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT

WHAT IS THE PROPOSAL?

         The Trust and ING Investments, Adviser to the Trust, wish to retain the services of ING Aeltus as a Sub-Adviser to the Trust. ING Aeltus would serve the Trust under the Proposed Sub-Advisory Agreement between ING Investments and ING Aeltus, a copy of which is included as APPENDIX 2. The description of the Proposed Sub-Advisory Agreement that follows is qualified in its entirety by reference to APPENDIX 2.

WHO IS THE ADVISER?

         ING Investments, whose principal office is located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, is an Arizona limited liability company, which serves as the investment adviser to the Trust. See APPENDIX 3 for a listing of the names, addresses, and the principal occupations of the principal executive officers of ING Investments. ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect wholly-owned subsidiary of ING Groep N.V. ("ING Group"). ING Group is a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees. As of May 31, 2003, ING Investments managed over $45.4 billion in assets. The last date upon which shareholders approved each advisory agreement is set out in APPENDIX 4. APPENDIX 4 also sets out the aggregate investment advisory fees paid by each Fund for its last fiscal year.

WHO IS THE PROPOSED SUB-ADVISER?

         ING has undertaken a reorganization plan that will, among other things, integrate its portfolio management professionals across the U.S. under a common management structure known as ING Investment Management Americas, which includes ING Aeltus. One of the primary purposes of the integration plan is to use the resources of several ING Group companies to promote consistently high levels of performance in terms of investment standards, research, policies and procedures and infrastructure support provided to the Trust. As a result of this integration plan the operational and supervisory functions will be separated from the portfolio management functions related to the Trust, with the former continuing to be provided by ING Investments and the latter provided by ING Aeltus. The portfolio management personnel currently employed by ING Investments will become employees of ING Aeltus, which will assume primary responsibility for all portfolio management issues, including the purchase, retention, or sale of portfolio securities. Each current portfolio manager will continue to manage the Trust utilizing the same investment philosophy, but will do so as an employee of ING Aeltus, not ING Investments.

         ING Aeltus, whose principal office is located at 10 State House Square, Hartford, CT 06103, is an indirect, wholly-owned subsidiary of ING Group and an affiliate of ING Investments. ING Aeltus, a registered investment adviser, has been managing client assets for more than a quarter of a century. As of May 31, 2003, ING Aeltus managed over $41 billion in assets. See APPENDIX 3 for a listing of the names, addresses, and the principal occupations of the principal executive officers of ING Aeltus. As of May 31, 2003, the only Director/Trustee or officer of the Funds who was an officer, director, employee, general partner or shareholder of ING Aeltus was Tom McInerney, who serves as President, Chief Executive Officer and Director.

         There are no other investment companies, with investment objectives similar to the Trust, for which ING Aeltus acts as an investment adviser or sub-adviser, as of December 31, 2002.

HOW WILL THIS AFFECT THE MANAGEMENT OF THE TRUST?

         Currently, the Trust is managed by ING Investments. If the proposed Sub-Advisory Agreement is approved, ING Aeltus would provide day-to-day management of the Trust's portfolio. ING Investments would be responsible for monitoring the investment program and performance of ING Aeltus.

WHAT ARE THE TERMS OF THE CURRENT INVESTMENT MANAGEMENT AGREEMENT?

         The Trust's current Investment Management Agreement requires the Adviser to oversee the provision of all investment advisory and portfolio management services for the Trust. The Investment Management Agreement requires the Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Trust and to furnish advice and recommendations with respect to the investment of the Trust's assets and the purchase or sale of its portfolio securities. The Investment Management Agreement also permits the Adviser to delegate certain management responsibilities, pursuant to a sub-advisory agreement, to other investment advisers. ING Investments, as Adviser, is required to oversee the investment management services of any sub-adviser.

         The current Investment Management Agreement provides that the Adviser is not subject to liability to the Trust for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Agreement. After the initial term, the current Investment Management Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or
(b) the vote of a "majority" (as defined in the 1940 Act) of the Trust's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

         The Investment Management Agreement provides that ING Investments is paid an advisory fee at a specified annual rate of the average daily net assets of the Trust (see APPENDIX 5). The Proposed Sub-Advisory Agreement will not result in a change in the overall management fee for the Trust. ING Investments, not the Trust, will pay sub-advisory fees under the Proposed Sub-Advisory Agreement.

WHAT ARE THE TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENT?

         The Proposed Sub-Advisory Agreement requires ING Aeltus to provide, subject to the supervision of the Board and ING Investments, a continuous investment program for the Trust and to determine the composition of the assets of the Trust, including determination of the purchase, retention or sale of the securities, cash and other investments for the Trust, in accordance with the Trust's investment objectives, policies and restrictions and applicable laws and regulations. The Proposed Sub-Advisory Agreement also requires ING Aeltus to use reasonable compliance techniques as the Adviser or the Board may reasonably adopt, including any written compliance procedures.

         The fee payable to ING Aeltus, which will be paid by ING Investments and not by the Trust, will not increase the overall management fee of the Trust (see APPENDIX 5). The fee to be paid to ING Aeltus by the Adviser will equal 45% (gross) of the fee paid by the Trust to the Adviser.

         The Proposed Sub-Advisory Agreement provides that ING Aeltus is not subject to liability for any damages, expenses, or losses to the Trust connected with or arising out of any investment advisory services rendered under the agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of reckless disregard of obligations and duties under the Sub-Advisory Agreement.

         The Proposed Sub-Advisory Agreement provides, in part, that under certain circumstances, the Adviser will indemnify and hold harmless the Proposed Sub-Adviser to the agreement against any and all losses (including legal and other expenses), based on (1) the Adviser's negligence, willful misfeasance, or bad faith, in the performance of its duties, (which could include a negligent action or a negligent omission to act), or by reason of the Adviser's reckless disregard of its obligations under the agreement, or (2) any untrue statement or alleged untrue statement of a material fact contained in the registration statement or prospectus of the Trust, unless such statement was made in reliance upon information furnished to the Adviser or the Trust by ING Aeltus. The Proposed Sub-Advisory Agreement also provides, in part, that under certain circumstances, the Proposed Sub-Adviser will indemnify and hold harmless the Adviser to the agreement against any and all losses (including legal and other expenses), based on (1) the Proposed Sub-Adviser's negligence, willful misfeasance, or bad faith, in the performance of its duties, (which could include a negligent action or a negligent omission to act), or by reason of the Adviser's reckless disregard of its obligations under the agreement, or (2) any untrue statement or alleged untrue statement of a material fact contained in the registration statement or prospectus of the Trust, such statement was made in reliance upon information furnished to the Adviser or the Trust by ING Aeltus.

         The Proposed Sub-Advisory Agreement may be terminated at any time by the Trust by a vote of the majority of the Board of the Trust or by a vote of a majority of the outstanding voting securities. The Proposed Sub-Advisory Agreement also may be terminated by: (i) the Adviser upon sixty (60) days' written notice to the Trust and the Sub-Adviser; (ii) at any time, without payment of a penalty by the Trust, by the Trust's Board or a majority of the outstanding voting securities of the Trust upon sixty (60) days' written notice to the Adviser and the Sub-Adviser; or (iii) by the Sub-Adviser upon three (3) months' written notice unless the Trust or the Adviser requests additional time to find a replacement for the Sub-Adviser, in which case, the Sub-Adviser shall allow additional time, not to exceed three (3) additional months beyond the initial three (3) month period; provided, however, that the Sub-Adviser can terminate the contract at any time, if the Sub-Adviser or the Adviser is legally incapable of providing services under the contract or ceases to be a registered investment company. The Proposed Sub-Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

         The Proposed Sub-Advisory Agreement was approved by the Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Adviser or the Trust, on May 29, 2003.

WHO ARE THE OTHER SERVICE PROVIDERS TO THE TRUST?

         ING Funds Services, LLC ("ING Funds Services"), an affiliate of the Adviser and ING Aeltus, serves as the Administrator to the Trust. ING Funds Distributor, LLC ("ING Funds Distributor"), also an affiliate of the Adviser and ING Aeltus, serves as Principal Underwriter to the Trust. ING Funds Services and ING Funds Distributor have their principal offices located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. See APPENDIX 3 for a listing of the names, addresses, and the principal occupations of their principal executive officers.

         There were no commissions paid to affiliated brokers by the Trust for the fiscal year ended February 28, 2003.

WHAT IS THE REQUIRED VOTE?

         Shareholders of the Trust must approve the Proposed Sub-Advisory Agreement. Approval of the Proposed Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Trust, which, for this purpose, means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Trust, or (ii) 67% or more of the shares of the Trust present at the meeting, if more than 50% of the outstanding shares of the Trust are represented at the meeting in person or by proxy.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE THE PROPOSAL?

         If shareholders of the Trust do not approve the Proposed Sub-Advisory Agreement, the Trust will continue to be managed under the current Investment Management Agreement and the Board will determine what action, if any, should be taken.

WHAT ARE THE FACTORS THAT WERE CONSIDERED BY THE BOARD?

         On August 20, 2002 and November 22, 2002, the Board and ING Investments held preliminary discussions regarding the possibility of a reorganization of certain of ING's U.S. based asset management groups. On February 25, the Board and ING Investments discussed, among other matters, the process for integrating these asset management groups and the benefits and challenges presented by this process.

         The Proposed Sub-Advisory Agreement for the Trust, the draft proxy solicitation materials to be sent to the Trust's shareholders seeking approval of the Proposed Sub-Advisory Agreement, and ING Investments recommendation to seek the necessary shareholder approvals were considered by the Board, including the Independent Board Members, at a meeting of the Board held on May 29, 2003. During the Meeting, the Independent Trustees met in executive session with their independent counsel to discuss the legal standards applicable to the proposed transaction. They considered the advantages of a manager-of-managers format and the ongoing duty that ING Investments would have to monitor and oversee the Proposed Sub-Adviser.

         In determining whether or not it was appropriate to approve the Proposed Sub-Advisory Agreement and to recommend approval to shareholders, the Board, including a majority of the Independent Trustees, considered several factors. Foremost among them was the fact that the proposed new arrangement will not affect the fees charged to the Trust, nor the provision of portfolio management services to the Trust. In their approval of the proposed arrangement, the Board considered several factors including, but not limited to, the following: (1) the centralization of asset managers will allow ING to access and leverage the capabilities of its portfolio management personnel among all subsidiaries, (2) the reorganization will facilitate more effective use of research and trading facilities and capabilities for greater efficiency, (3) the consolidation of portfolio management within one entity will permit certain future changes in portfolio management personnel without the potential expense of shareholder proxy solicitations, (4) the reorganization can help ING Aeltus to build a larger, more coherent management structure and to retain and attract highly qualified portfolio managers. The Board noted that ING Aeltus had taken steps to ameliorate any disadvantages, which might result from the reorganization. In addition, the Board considered: (1) the current portfolio managers will remain and continue to provide services under the direction of the Proposed Sub-Adviser, (2) the nature and quality of the services provided to the other mutual funds advised by the Proposed Sub-Adviser, (3) the fairness of the compensation under the Sub-Advisory Agreement in light of the services being provided, (4) the personnel, operations, financial condition, and investment management capabilities and methodologies of ING Aeltus after the reorganization, (5) the expectation of management that the reorganization will enable the Proposed Sub-Adviser to attract additional highly qualified personnel and to leverage its compensation and the fact that the cost of the Proposed Sub-Adviser will be paid by the Adviser and not directly by the Trust. The Board also considered the advisory fee to be retained by ING Investments for its oversight and monitoring services that will be provided to the sub-advised Trust and the fee waiver arrangements, which will continue if the Proposal is approved. After considering ING Investments' recommendation and these other factors, the Board concluded that engaging ING Aeltus as Sub-Adviser would be in the best interest of the Trust and its shareholders.

WHAT IS THE RECOMMENDATION OF THE BOARD?

         Based upon its review, the Board has determined that facilitating the reorganization of the ING investment advisory functions by permitting ING Aeltus to become the sub-adviser to the Trust is in the best interest of the Trust and its shareholders. Accordingly, after consideration of the above factors, and such factors and information it considered relevant, the Board, including all of the Independent Trustees present at the meeting, unanimously approved the proposed Sub-Advisory Agreements and voted to recommend their approval.

                               GENERAL INFORMATION

WHAT HAPPENS TO MY PROXY ONCE I VOTE IT?

         The Board has named Robert S. Naka, Kimberly A. Anderson and Jeffrey A. Bakalar as proxies of the Trust. If you follow the instructions when you vote, your proxies will vote your shares as you have directed. If you submit your Proxy Ballot but do not vote on any Proposal, your proxies will vote on that Proposal as recommended by the Board.

WHAT IF A PROPOSAL THAT IS NOT IN THE PROXY STATEMENT COMES UP AT THE ANNUAL MEETING?

         If any other matter is properly presented, your proxies will vote in accordance with their best judgment. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted on at the Annual Meeting other than those discussed in this Proxy Statement.

I WANT TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. HOW DO I DO THIS?

         The Annual Meeting will be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. If you attend the Annual Meeting and wish to vote in person, you will be given a ballot at the meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. If you expect to attend the Annual Meeting in person, please notify the Trust by calling 1-800-992-0180.

WHAT ARE MY VOTING RIGHTS AND THE QUORUM REQUIREMENTS?

         Each share of each class of the Trust is entitled to one vote. Shareholders of the Trust at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Trust at the Annual Meeting and any adjournments thereof with respect to their shares owned as of the Record Date. A majority of the outstanding shares of the Trust on the Record Date entitled to vote for each Proposal, present in person or represented by proxy, must be present to constitute a quorum.

         If a quorum is not present at the Annual Meeting, or if a quorum is present but sufficient votes to approve any or all of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received with respect to a Proposal. Any adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not been adopted, will vote against any adjournments those proxies required to be voted against any Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposals.

         The Trust expects that, before the Annual Meeting, broker-dealer firms holding shares of the Trust in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Trust understands that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Annual Meeting on behalf of their customers and beneficial owners under the rules of the New York Stock Exchange.

         If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be considered to be present at the Annual Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the "votes cast" on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

EXPLAIN THE REQUIREMENTS OF SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

         Section 16(a) of the Securities Exchange Act of 1934, as amended, and
Section 30(h) of the 1940 Act, as applied to the Trust, require the Trust's officers, Trustees, investment adviser, affiliates of the investment adviser, and persons who beneficially own more than 10% of a registered class of the Trust's outstanding securities ("Reporting Persons"), to file reports of ownership of the Trust's securities and changes in such ownership with the SEC and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the Trust with copies of all such filings.

         Based solely on its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Trust believes that during the fiscal year ended February 28, 2003, its Reporting Persons complied with all applicable filing requirements. However, Messrs. Early and Vincent, and Dr. Gitenstein each filed a Form 3 subsequent to the required date. Mr. Wedemeyer filed a Form 4 reporting one transaction and a Form 5 reporting two transactions subsequent to the required dates. Mr. Putnam filed a Form 4 reporting one transaction and Mr. Bakalar filed a Form 5 reporting one transaction subsequent to the required dates.

WHAT IS THE DEADLINE FOR SUBMITTING A SHAREHOLDER PROPOSAL FOR THE TRUST'S 2004 ANNUAL MEETING?

Any proposals of shareholders that are intended to be presented at the Trust's next annual meeting must be in writing and received at the Trust's principal executive offices, no later than March 11, 2003, in order for the proposal to be considered for inclusion in the Trust's proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Trust's proxy statement or presentation at the meeting.

         In addition, under Rule 14a-4 of the SEC's proxy rules a company may use discretionary voting authority to vote on matters coming before an annual meeting of shareholders if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year's annual meeting of stockholders or the date specified by an overriding advance notice provision in the company's bylaws. As the Trust's bylaws do not contain such an advance notice provision, the Trust may use discretionary voting authority to vote on matters coming before the Trust's

2004 Annual Meeting of shareholders, if the Trust does not have written notice of a shareholder proposal on or before May 25, 2004.

         PLEASE VOTE VIA THE INTERNET, BY TELEPHONE OR BY RETURNING YOUR PROXY BALLOT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Kimberly A. Anderson, Secretary
July 9, 2003

                                   APPENDIX 1

                                     CHARTER
                                     OF THE
                                    ING FUNDS
                                 AUDIT COMMITTEE

A.       ESTABLISHMENT OF THE COMMITTEE

         The Audit Committees (collectively, the "Committee") of each of the Boards of Directors/Trustees (collectively, the "Board") of the ING Funds (each a "Fund," collectively, the "Funds"1) set out on Exhibit A hereto, as such exhibit may be amended from time to time, shall be governed in accordance with this ING Funds Audit Committee Charter (this "Charter").

B.       PURPOSE

         The purpose of the Committee is to (1) oversee each Fund's accounting and financial reporting processes and its internal controls; (2) oversee the quality and objectivity of the Fund's financial statements and the independent audit of those financial statements; and (3) act as a liaison between the Fund's independent auditors and the full Board.

[SOURCE: Section 2 of Sarbanes-Oxley; Existing Funds charters; ICI Best Practices.]

         The function of the Committee is oversight. Management of the Funds is responsible for the preparation, presentation and integrity of the Funds' financial statements. Management also is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out proper audits and reviews of the Funds' financial statements.

         In fulfilling their responsibilities under this Charter, it is recognized that members of the Committee are not full-time employees of the Funds and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing including in respect of auditor independence. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and the Committee and its members are not providing any expert or special assurance as to the Funds' financial statements or any professional certification as to the independent auditors' work. Absent actual knowledge to the contrary, each member of the Committee will be entitled to rely upon (1) the integrity of those persons and organizations within and outside the Funds from whom the Committee receives information; (2) the accuracy of the financial and other information provided to the Committee by such persons or organizations; and (3) representations made by management as to any information technology, internal audit and other non-audit services provided by the auditors to the Funds.

----------
(1) Reference in this Charter to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Committee at issue. No provision in this Charter is intended to impose any duty upon a particular Fund's Committee with respect to any other Funds.

[SOURCE: Sample charters; Section 8.30 of the Model Business Corporation Act.]

         The Committee will have access, as deemed necessary or appropriate by the Committee, to the applicable Funds' trustees or directors, their independent auditors and Fund counsel and the executive and financial management of the Funds. The Committee may also seek to meet with internal audit staff of the Funds' investment adviser, administrator or accounting agent. The Committee may meet with any such persons without the participation of any other representatives of Fund management.

[SOURCE:  Existing Funds charters; ICI Best Practices.]

C.       MEETINGS

         The Committee will meet at least twice each fiscal year of a Fund, and the chair of the Committee or a majority of the members may call special meetings of the Committee as circumstances require. In order to foster open communication, the Committee may meet privately in separate executive sessions with management and the independent auditors and as a committee to discuss any matters that the Committee, management or the independent auditors believe should be discussed separately.

         A majority of the Committee's members will constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting will determine any matter submitted to a vote. The Committee will keep minutes of its meetings, which will be available to the Board for its review.

[SOURCE:  Existing Funds charters.]

D.       COMMITTEE MEMBERS; AUDIT COMMITTEE FINANCIAL EXPERT

1. Members. The members of the Committee are identified on Exhibit B to this Charter, as such Exhibit may be amended from time to time to reflect changes in Committee membership. The Board will review and consider Committee membership annually. No "interested person" of the Funds as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act") may be a member of the Committee. The Committee members may appoint a chairperson from its members.

         [SOURCE: Section 301 of Sarbanes-Oxley; Rule 32a-4 under the 1940 Act.]

2. Audit Committee Financial Expert. Unless the Board determines that no member of the Committee qualifies as an audit committee financial expert, the Board will identify one (or in the Board's discretion, more than one) member of the Committee as an audit committee financial expert in accordance with the criteria set out below. The Committee is not required to have an audit committee financial expert.

         - To be identified as an audit committee financial expert, the Committee member must have the following attributes: (a) an understanding of generally accepted accounting principles ("GAAP") and financial statements; (b) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves; (c) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Funds' financial statements, or experience actively supervising one or more persons engaged in such activities; (d) an understanding of internal controls and procedures for financial reporting; and (e) an understanding of audit committee functions.

         - A Committee member may acquire the attributes required of an audit committee financial expert through any combination of the following: (a) education and experience as a public accountant or auditor, or a principal financial officer, controller, or principal accounting officer of a company; (b) experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions, (c) experience overseeing or assessing the performance of companies or public accountants in the preparation, audit or evaluation of financial statements; or (d) other experience determined by the Board as -- relevant to the inquiry of whether the Committee member qualifies as an audit committee financial expert.

The attributes and experience required for identification as an audit committee financial expert under this Charter will be identical to, and are qualified in their entirety by, those set out in the rules of the Securities and Exchange Commission ("SEC") in Form N-CSR. The identification of a Committee member as an audit committee financial expert does not impose on the member any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on Committee members in general.

[SOURCE: Section 407 of Sarbanes-Oxley; Rules promulgated under Sections 13(a) and 15(d) of the Exchange Act relating to the disclosure of "audit committee financial expert". COMPLIANCE DATE: Comply in annual report for fiscal years ending on or after JULY 15, 2003.]

E.       PRE-APPROVAL OF SERVICES

1. Pre-Approval of Audit Services. The Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to a Fund by its independent auditors. The Committee will not grant such approval to any auditors that are proposed to perform an --- audit for a Fund if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for the Fund or any other entity within the ING investment company complex that is responsible for the financial reporting or operations of the Fund was employed by those auditors and participated in any capacity in an audit of the Fund during the 1-year period (or such other period acceptable under the SEC rules) preceding the date of initiation of such audit.

         [SOURCE: Section 202 of Sarbanes-Oxley; Rules promulgated under Section 10A(i) of the Exchange Act. COMPLIANCE DATE: Accounting firms' independence is not impaired as a result of audit and non-audit services provided under contracts in existence on MAY 6,

         2003, even if not pre-approved. Former audit team members employed on or before May 6, 2003 are also grandfathered. Going forward, pre-approval process will need to be in place.]

2. Pre-Approval of Non-Audit Services. The Committee must pre-approve any non-audit services to be provided to a Fund by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions(2)) provided that a Fund's auditors will not provide the following non-audit services to a Fund: (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation;
         (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.(3)

         [SOURCE: Sections 201/202 of Sarbanes-Oxley; Rules promulgated under Sections 10A(g)/(h)(i) of the Exchange Act. COMPLIANCE DATE: Accounting firms may provide accounting services that have not been pre-approved until MAY 6, 2004 if provided in accordance with a contract in existence on May 6, 2003.]

3. Pre-approval with respect to Non-Fund Entities. The Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of a Fund (except those within applicable de minimis statutory or regulatory exceptions(4)) to be

----------
(2) No pre-approval is required as to non-audit services provided to a Fund if: (a) the aggregate amount of all non-audit services provided to the Fund constitute not more than 5% of the total amount of revenues paid by the Fund to the independent auditors during the fiscal year in which the services are provided; (b) THESE SERVICES WERE NOT RECOGNIZED BY THE FUND AT THE TIME OF THE ENGAGEMENT TO BE NON-AUDIT SERVICES; and
         (c) the services are promptly brought to the attention of the Committee and approved by the Committee prior to the completion of the audit.

(3) With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

(4) For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if:
         (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided by the Fund, the Fund's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to a Fund; (b) THESE SERVICES WERE NOT RECOGNIZED BY THE FUND AT THE TIME OF THE ENGAGEMENT TO BE NON-AUDIT SERVICES; and (c) the services are promptly brought to the attention of the Committee and approved by the Committee prior to the completion of the audit.

(5) No pre-approval is required by the Committee as to non-audit services provided to: (a) the Fund's sub-adviser that primarily provides portfolio management services and is under the direction of another provided by the Fund's auditors to (a) the Fund's investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to a Fund.(5) The Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Committee is informed promptly of each service, or use a combination of these approaches.

         [SOURCE:  Section 202 of Sarbanes-Oxley (see discussion above)]

4. Delegation. The Committee may delegate pre-approval authority to one or more of the Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Committee at its next scheduled meeting.

         [SOURCE:  Section 202 of Sarbanes-Oxley (see discussion above).]

F.       RELATIONSHIP WITH AUDITORS AND MANAGEMENT

1. Auditor Qualifications. The Committee will, at least annually, review the qualifications of the Funds' independent auditors. [SOURCE OF PROVISIONS IN THIS SECTION: Existing Funds charters; ICI Best Practices; in general, Rule 32a-4]

         - The Committee will determine whether the auditors are independent. This determination will take into consideration whether the auditors provide any consulting or other non-audit services to the Fund, its adviser and other entities in the ING investment company complex and their potential effect on the issue of independence. The Committee will secure from Fund auditors an annual representation of the auditors' independence under applicable standards of independence established from time to time by the SEC and other regulatory and professional authorities.

         - The Committee will review the fees charged by the auditors for audit and non-audit services and may make recommendations to the Board or the independent members of the Board with respect to the approval of audit and non-audit service fee estimates. As part of its review, the Committee will annually obtain from the independent auditors a summary of any non-audit services provided to the Fund and the ING investment company complex and the fees billed for non-audit services to the Fund and other entities in the ING investment company complex.

----------

investment adviser and is not affiliated with the Fund's primary investment advisor; (b) another Fund in the ING investment company complex (unless otherwise required to pre-approve services to such other Fund in accordance with this Charter), or (c) other entities within the ING investment company complex that do not provide services to that Fund.

2. Rotation of Audit Partners. The Committee will seek assurances that any of the auditors' personnel who serve as lead and concurring audit partners(6) to a Fund are rotated every five years, followed by a five-year "time out" period, and that those who serve as audit partners (other than lead or concurring audit partners) are subject to a seven-year rotation period, with a two-year "time out" period.(7) Audit partners may not serve other Funds in the ING investment company complex during their "time out" periods.

         [SOURCE: Section 203 of the Sarbanes-Oxley; Rules promulgated under
         Section 10A(j) of the Exchange Act relating to lead partner rotation. COMPLIANCE DATE: Phase-in for fiscal years ending after MAY 6, 2003 (see footnote 4).]

3. Meetings with Auditors. The Committee will meet with the Funds' independent auditors for the purposes set out below. The Committee may determine to conduct these meetings outside the presence of Fund management.

         - Prior to an audit, the Committee will review with auditors the arrangements for and scope of the annual audit and any special audits. [SOURCE: Existing Funds charters; ICI
                  Best Practices.]

         - At the conclusion of each audit, the Committee will review the audit with the independent auditors, including the auditors' comments or recommendations and the form of opinion the auditors propose to render or have rendered to the Board
                  Fund shareholders. The Committee also will discuss with the auditors any matters of concern relating to the Funds' financial statements, including adjustments to such statements recommended by the auditors or other results of the audit. [SOURCE: Existing Funds charters; ICI Best Practices.]

         - The Committee will discuss with the auditors, at least annually and prior to filing each Fund's annual report, the auditors' report as to: (a) all critical accounting policies and practices to be used in preparing the annual report; (b) all alternative treatments within GAAP for policies
----------
(6) "Audit Partner" means a member of a Fund's audit engagement team who has decision-making responsibility for significant auditing, accounting and reporting matters that affect the Fund's financial statements or who maintains regular contact with the Fund's management and the Committee. The term includes lead and concurring partners and partners who provide more than 10 hours of audit, review or attest services in connection with the Fund's financial statements.

(7) The rotational periods will be phased in as follows: (1) lead partners must rotate upon reaching 5 years of service, and service for fiscal years beginning before May 6, 2003 counts; (2) concurring partners must rotate upon reaching 5 years of service, and service for fiscal years beginning before May 6, 2004 counts; (3) all other partners will receive a "fresh start" for audits for years beginning after May 6, 2003, so that fiscal years ending in 2004 constitute the first year of a seven-year rotation period. For investment companies, the SEC accepts an extended "year," to encompass the fiscal year ends of all funds in a fund complex.

                  and practices that have been discussed with Fund management, including ramifications of the use of such alternative disclosures and treatments and the treatments preferred by the independent auditors; and (c) written communications between the auditors and Fund management that are material to the financial statements, such as any management letter or schedule of unadjusted differences; (d) a description of all non-audit services provided, including fees associated with the services, to the ING investment company complex since the last annual report or update that were not subject to the pre-approval requirements as discussed above; and (e) any other matters of concern relating to a Fund's financial statements, including any uncorrected misstatements (or audit differences) whose effects management believes are immaterial, both individually and in aggregate, to the financial statements taken as a whole. If these communications are not made within 90 days prior to the Funds' annual filing, the Committee will discuss with the independent auditors any reported updates to the information within 90 days prior to the Funds' annual filing. The Committee may discuss these matters with management.

                  [SOURCE: Required for auditors under Section 204 of Sarbanes-Oxley and Section 10A(k) of the Exchange Act relating to auditor reports to audit committees. COMPLIANCE DATE: As of MAY 6, 2003, reports by auditors to an audit committee must be made prior to the filing of the audit report with the SEC.]

         - The Committee from time to time will discuss with auditors the adequacy and effectiveness of internal controls and procedures for each Fund and the quality of staff implementing those controls and procedures. The Committee will consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's compliance with these policies and controls and will make recommendations to the Board with respect to any further actions necessary or desirable in response to such auditor comments. [SOURCE: Existing Funds charters; ICI Best Practices.]

         - The Committee will meet with Fund auditors for such other purposes as the Committee may deem necessary or appropriate.

4. Discussions with Management. The Committee may, as deemed necessary or appropriate by the Committee, discuss with management the following:
         (1) unusual accounting issues; (2) the nature of any unusual or significant commitments or contingent liabilities; (3) any significant difference in format or disclosure from that adopted by other investment companies; (4) the procedures and controls of management, including the adequacy and effectiveness of internal controls and procedures and the quality of staff implementing those controls and procedures; (5) if the Fund's investment adviser has internal audit staff, the staff's objectives and resources; and (6) such other matters as the Committee deems appropriate. [SOURCE:
         Existing Funds charters.]

5. Changes in Accounting Principles or Practices. The Committee will consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the independent auditors. The Committee may consider whether proposed changes will have a significant effect on the amounts reported for a current year or may have an effect in the future, management's and the independent auditors' concurrence with the change and management's or the auditors' underlying rationale for the change. The Committee will discuss with management and the independent auditors the significance and potential effect of any changes in accounting policies proposed by the independent auditors or by management. [SOURCE: Existing Funds charters; ICI Best Practices.]

6. Illegal Acts and Other Matters. As necessary the Committee will review with the independent auditors and management any "illegal act," as defined in Section 10A of the 1934 Act and required by that statute to be reported to the Committee and any other significant issues reported to the Committee that could have a material effect on a Fund's financial statements. With the advice of legal counsel and the independent auditors, as appropriate, the Committee will develop a recommendation to management designed to remedy any "illegal acts" or any other significant matters brought to the Committee's attention. The Committee will seek assurances from management that appropriate remedial actions are taken with respect to any such illegal act identified by the independent auditors. The Committee also may review with management and the independent auditors any compliance matter and any comments or criticisms that the staff of the SEC brought to the attention of the Committee or management, and may develop a recommendation to management.(8) The Committee will report all such matters to the full Board no later than the next regular meeting of the Board. The Committee shall have the authority to retain special counsel and other experts or consultants at the expense of the appropriate Funds.

7. Receive Certifying Officers' Reports. The Committee will receive, in accordance with regulations adopted by the SEC, reports from each Fund's principal executive officer and principal financial officer, based on their periodic evaluations, regarding: (a) significant deficiencies in the design or operation of disclosure controls and procedures that could adversely affect the Fund's ability to record, process, summarize, and report financial data; (b) material weaknesses in internal controls; and (c) fraud, whether or not material, that involves management or other employees who have a significant role in the Fund's internal controls. [SOURCE: Section 302 of Sarbanes-Oxley; Rule 30a-3 under the 1940 Act; Rules 13a-1 and 15d-15 under the 1934 Act.]

----------
(8) The Committee may make recommendations to management with respect to any illegal act, significant matter or compliance matter, and its recommendations are not limited to matters related only to accounting and financial reporting.

G.       OTHER

1. Review Charter. The Committee will review this Charter (including any addendum to the Charter, if applicable) at least annually and will make recommendations with respect to any amendment or supplement to the Charter it determines to be necessary or desirable.

2. Counsel Reports. If the Board has not established a qualified legal compliance committee, the Committee will receive and investigate reports of counsel required to be submitted to it by the rules of the SEC that establish standards of professional conduct for attorneys practicing before the SEC. [SOURCE: Section 307 of Sarbanes-Oxley governing professional conduct for attorneys.]

3. Amendments. If the Audit Committee is composed of all of the members of the Board who are not "interested persons" of the Funds as defined in
         Section 2(a)(19) of the 1940 Act, the Committee may amend this Charter by vote of a majority of Committee members. If the Audit Committee is composed of fewer than all of the members of the Board who are not "interested persons," the Committee will recommend any amendment to the full Board, and the Board may amend this Charter by a vote of a majority of its members who are not "interested persons."

4. Board Communications. At least annually, the Committee will report to the Board a summary of its activities, conclusions and recommendations.

5. Records. A copy of this Charter will be maintained by the Funds in an easily accessible place.

                                    ADDENDUM
                                     TO THE
                             AUDIT COMMITTEE CHARTER
                                 WITH RESPECT TO
                              ING PRIME RATE TRUST

         As an issuer listed on the New York Stock Exchange ("NYSE"), ING Prime Rate Trust ("PPR") must comply with the rules and regulations of the NYSE, which include, among other things, standards for audit committees of listed issuers. Therefore, the Board of Trustees of PPR (the "Board") has adopted this Addendum ("Addendum") to the ING Funds Audit Committee Charter (the "Charter"). This Addendum sets forth additional requirements for the Audit Committee (the "Committee") of PPR. The terms and provisions of the Charter remain applicable to PPR, as modified or supplemented by this Addendum.

[SOURCE: The provisions set out in this Addendum generally are derived from Rule 10A/10A-3 under the Exchange Act, which requires national securities exchanges to adopt rules implementing Rule 10A-3 provisions by December 1, 2003. In general, PPR would need to comply with the new listing rules by the earlier of the earlier of the first annual shareholders meeting after JAN. 15 2004, or OCTOBER 31, 2004.]

A.       PURPOSE OF THE COMMITTEE

         In addition to the purpose of the Committee set out in paragraph B of the Charter, the Committee will serve the following purposes: (1) to assist Board oversight of (a) the integrity of PPR's financial statements; (b) PPR's compliance with legal and regulatory requirements; (c) the independent auditors' qualifications and independence; and (d) the performance of any internal audit staff and the independent auditors; and (2) to prepare the report that SEC rules require be included in PPR's annual proxy statement. [SOURCE: Proposed NYSE Listing Standards.]

         The Committee will have the authority to engage, on PPR's behalf, outside independent counsel and other advisers as it deems necessary to carry out its duties. [SOURCE: Rule 10A-3(b)(4)]. The Committee will determine the appropriate levels of funding for payment of (a) compensation of the independent auditors; (b) compensation of any advisors employed by the Committee under the Charter; and (c) ordinary administrative expenses of the Committee necessary or appropriate in carrying out its duties under the Charter. [SOURCE: Rule 10A-3(b)(5)]

B.       INDEPENDENCE OF COMMITTEE MEMBERS

         1. Independence. The Committee will have at least three members. The Board will affirmatively determine that each Committee member is independent. In order to be considered independent, a member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board or any other Board committee, (a) be an "interested person" of PPR as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act"); or (b) accept directly or indirectly any consulting, advisory or other compensatory fee from PPR.

[SOURCE: Section 301 of Sarbanes-Oxley; Rule 10A-3(b)(1)(iii); Proposed NYSE Listing Standards.]

         2. Former Affiliations. Former employees of PPR or its investment adviser and natural persons affiliated with or employed by current and former auditors to PPR will not be deemed to be independent until five years after the employment, affiliation or the auditing relationship has ended. [SOURCE:
Proposed NYSE Listing Standards.]

         3. Compensation. The only compensation a Committee member may receive from PPR is directors' or trustees' fees, provided that a Committee member who is a former employee of PPR or its investment adviser may receive deferred compensation if the deferred compensation is not contingent on continued service. [SOURCE: Proposed NYSE Listing Standards.]

C.       RELATIONSHIP WITH INDEPENDENT AUDITORS

         1. Selection and Termination of Independent Auditors. The Committee will be responsible for the oversight of the work of the independent auditors (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each independent auditor will report directly to the Committee. [SOURCE: Section 301 of Sarbanes-Oxley.] The Committee has the ultimate authority and responsibility to appoint and, when appropriate, replace the independent auditors, and, if applicable, to nominate the independent auditors to be proposed for shareholder ratification in any proxy statement. The Committee will set clear hiring policies for employees or former employees of the independent auditors. The Committee will also be responsible for determining auditor compensation. [SOURCE: Rule 10A-3(b)(2); Proposed NYSE Listing Standards.] The Committee will recommend the selection of the independent auditors for ratification by the vote of a majority of all of PPR's independent trustees in accordance with Section 32(a) of the 1940 Act. [SOURCE: Section 32(a) of the 1940 Act.]

         2. Significant Non-audit Relationships. The Committee will have sole authority to approve any significant non-audit relationships with PPR's independent auditors. [SOURCE: Proposed NYSE Listing Standards.]

         3. Rotation of Auditors. In addition to assuring that the lead, concurring and other audit partners are rotated in accordance with paragraph F(2) of the Charter and as required by law, the Committee will consider whether there should be a regular rotation of PPR's independent auditing firm. . [SOURCE: Proposed NYSE Listing Standards.]

         4. Annual Auditors' Report. At least annually, the Committee will obtain and review a report by the independent auditors describing: (a) the auditors' internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits of any issuer carried out by the auditors, and any steps taken to deal with any such issues; and (c) all relationships between the independent auditors and the Funds, for purposes of assessing the auditors' independence. [SOURCE: Proposed NYSE Listing Standards.] The Committee also will consider any reports or communications (and management's responses to such reports or communications) submitted by the independent auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented. [SOURCE: Item 306 of Regulation S-K.]

D.       DISCUSSIONS WITH AUDITORS AND MANAGEMENT [SOURCE OF PROVISIONS IN THIS
         SECTION: PROPOSED NYSE LISTING STANDARDS.]

         1. Annual Financial Statements. The Committee will discuss the annual audited financial statements with management and the independent auditors, including the Funds' disclosures under "Management's Discussion of Fund Performance."

         2. Press Releases and Other Information. The Committee will discuss with management earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

         3. Risk Management. The Committee will discuss with management and the independent auditors policies with respect to risk assessment and risk management. [The Committee will report any material risks of a type not previously approved by the Board identified during such discussions to the Board.]

         4. Ongoing Dialogue. The Committee periodically will meet with management, with any internal audit staff of PPR and with the independent auditors. The Committee will review with the independent auditor any audit problems or difficulties and management's response.

E.       OTHER

         1. Establishment of Procedures. The Committee will establish procedures for: (a) the receipt, retention, and treatment of complaints received by PPR regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of PPR of concerns regarding questionable accounting, internal control or auditing matters. [SOURCE: Rule 10A-3(b)(3); Proposed NYSE Listing Standards.]

         2. Self-Evaluation. The Committee, on an annual basis, must evaluate its performance with respect to its duties and responsibilities. [SOURCE: Proposed NYSE Listing Standards.]

         3. Written Affirmation. The Board shall establish procedures for PPR's providing a "Written Affirmation" to the NYSE at the time of any changes in the composition of the Committee, and on an annual basis within one month of the Fund's annual shareholder meeting regarding: (a) any determination that the Board has made regarding the independence of [directors/trustees] in accordance with Rule 303.01(B)(3) of the NYSE Listed Company Manual; (b) the financial literacy of Committee members; (c) the determination that at least one Committee member has accounting or related financial management expertise; and (d) the annual review and reassessment of the adequacy of the Charter and this Addendum. [SOURCE: NYSE Listing Standards.]

         4. Reporting. The Committee will approve the content of any report the substance of which is required by the rules of the SEC to be included in the proxy statement for the Fund. [SOURCE: Proxy requirements; Item 306 of Regulation S-K.]

         5. Board Communications. The Committee will periodically report to the Board. [SOURCE: Proposed NYSE Listing Standards.]

                                   APPENDIX 2

                         FORM OF SUB-ADVISORY AGREEMENT

                             SUB-ADVISORY AGREEMENT

                              ING PRIME RATE TRUST

                  AGREEMENT made this ____ day of ________, 2003 between ING Investments, LLC, a Delaware limited liability company (the "Manager"), and Aeltus Investment Management, Inc., a Connecticut corporation (the "Sub-Adviser").

                  WHEREAS, ING Prime Rate Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an [open-end/closed-end], management investment company; and

                  WHEREAS, pursuant to an Investment Management Agreement, dated September 1, 2000 (the "Management Agreement"), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services to the Fund; and

                  WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager.

                  NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

                  1. Appointment. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

                  2. Sub-Adviser Duties. Subject to the supervision of the Fund's Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for the Fund's portfolio and determine in its discretion the composition of the assets of the Fund's portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Fund's assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Fund, when these transactions should be executed, and what portion of the assets of the Fund should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of the Fund, the Sub-Adviser shall make decisions for the Fund as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Fund. The Sub-Adviser will provide the services under this Agreement in accordance with the Fund's investment objective or objectives, policies, and restrictions as stated in the Fund's Registration Statement filed with the Securities and Exchange Commission ("SEC"), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:

                  (a) The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund's Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager's portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

                  (i) The Sub-Adviser will manage the Fund so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

                  (ii) The Sub-Adviser will assist in voting all proxies solicited by or with respect to the issuers of securities which assets of the Fund are invested consistent with any procedures or guidelines approved by the Board of Trustees, and the Manager or Sub-Adviser. If requested, the Sub-Adviser will maintain appropriate records detailing its voting of proxies on behalf of the Fund and will provide to the Fund at least quarterly a report setting forth the proposals voted on and how the Fund's shares were voted since the prior report, including the name of the corresponding issuers.

                  (iii) In connection with the purchase and sale of securities for the Fund, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Fund on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify securities to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and record keeping responsibilities with respect to the Fund. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund's custodian and portfolio accounting agent.

                  (iv) The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Fund for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Fund's assets and will not take possession or custody of such assets.

                  (v) The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of the Fund's semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 5(a) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

                  (vi) The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.

                  (b) The Sub-Adviser will complete and deliver to the Manager by the 10th business day of each month a written report regarding the Fund that contains the following information as of the immediately previous month's end:

                  (i) A performance comparison to the Fund's benchmark listed in the prospectus as well as a comparison to other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities;

                  (ii) Composition of the assets of the Fund's portfolio and the impact of key portfolio holdings and sector concentrations on the Fund; and

                  (iii) Confirmation of the Fund's current investment objective and Sub-Adviser's projected plan to realize the Fund's investment objectives.

                  (c) The Sub-Adviser will contact Morningstar to clarify any style box conflicts with the Fund's style and the anticipated timeframe in which Morningstar will remedy such conflicts, if any.

                  (d) The Sub-Adviser will make available to the Fund and the Manager, promptly upon request, any of the Fund's investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the "Advisers Act"), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Fund which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

                  (e) The Sub-Adviser will provide reports to the Fund's Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for the Fund and the issuers and securities represented in the Fund's portfolio, and will furnish the Fund's Board of Trustees with respect to the Fund such periodic and special reports as the Trustees and the Manager may reasonably request.

                  3. Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for the Fund's portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser's primary consideration in effecting a security transaction will be to obtain the best execution for the Fund, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm's risk in positioning a block of securities. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered. Subject to such policies as the Fund's Board of Trustees or Manager may determine and consistent with
Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser's or the Manager's overall responsibilities with respect to the Fund and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Fund are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Fund, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund's Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefore.

                  4. Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser's Form ADV, Part II at the time the Form ADV is filed with the SEC.

                  5. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Fund shall be responsible for all the expenses of the Fund's operations.

                  6. Compensation. For the services provided to the Fund, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for the Fund in Schedule A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser's fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

                  7.  Marketing Materials.

                  (a) During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint(R) or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the "Marketing Materials") for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Fund, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

                  (b) During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of the Fund, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

                  8.  Compliance.

                  (a) The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

                  (b) The Sub-Adviser agrees that it shall promptly notify the Manager and the Fund (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund, or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

                  (c) The Manager agrees that it shall promptly notify the Sub-Adviser (1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

                  9. Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or the Manager's request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

                  10. Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Fund all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or this Fund.

                  11. Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Fund concerning the Sub-Adviser or the Fund other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund's shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

                  12. Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

                  13. Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser
(1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting the Fund, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Sub-Adviser's duties, or by reason of reckless disregard of the Sub-Adviser's obligations and duties under this Agreement.

                  14.  Indemnification.

                  (a) The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls ("controlling person") the Sub-Adviser (all of such persons being referred to as "Sub-Adviser Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities to the Fund which (1) may be based upon the Manager's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

                  (b) Notwithstanding Section 13 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as "Manager Indemnified Persons") against any and all losses, claims, damages, liabilities, or litigation

(including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as Sub-Adviser of the Fund which (1) may be based upon the Sub-Adviser's negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Fund, or any affiliated person of the Manager or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

                  (c) The Manager shall not be liable under Paragraph (a) of this Section 14 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

                  (d)      The Sub-Adviser shall not be liable under Paragraph
(b) of this Section 14 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

                  15.  Duration and Termination.

                  (a) This Agreement shall become effective on the date first indicated above, subject to the condition that the Fund's Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager or the Sub-Adviser, and the shareholders of the Fund, shall have approved this Agreement. Unless terminated as provided herein, this Agreement shall remain in full force and effect for two years from such date and continue on an annual basis thereafter with respect to the Fund covered by this Agreement; provided that such annual continuance is specifically approved each year by (a) the Board of Trustees of the Fund, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated with respect to the Fund: (a) by the Manager at any time, upon sixty (60) days' written notice to the Sub-Adviser and the Fund, (b) at any time without payment of any penalty by the Fund, by the Fund's Board of Trustees or a majority of the outstanding voting securities of the Fund, upon sixty (60) days' written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser upon three (3) months' written notice unless the Fund or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Fund or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this agreement.

                  In the event of termination for any reason, all records of the Fund shall promptly be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 11, 12, 13, 14 and 17 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 15 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

                  (b)      Notices.

                  Any notice must be in writing and shall be sufficiently given
(1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

                                    If to the Fund:

                                    ING Prime Rate Trust
                                    7337 East Doubletree Ranch Road
                                    Scottsdale, AZ 85258

                                    Attention: Kimberly A. Anderson

                                    If to the Sub-Adviser:

                                    Aeltus Investment Management, Inc.
                                    10 State House Square
                                    Hartford, CT  06103-3602
                                    Attention: Michael Gioffre

                  16. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

                  17.  Miscellaneous.

                  (a) This Agreement shall be governed by the laws of the State of Arizona, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

                  (b) The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

                  (c) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

                  (d) To the extent permitted under Section 15 of this Agreement, this Agreement may only be assigned, as defined in the Investment Company Act of 1940, by any party with the prior written consent of the other parties.

                  (e) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

                  (f) Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

                  (g)      This agreement may be executed in counterparts.

                  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

                  ING INVESTMENTS, LLC

                  By:_______________________________________
                     _______________________________________
                  Title

                  AELTUS INVESTMENT MANAGEMENT, INC.

                  By:_______________________________________
                     _______________________________________
                  Title

                                   SCHEDULE A

                               WITH RESPECT TO THE

                             SUB-ADVISORY AGREEMENT

                                     BETWEEN

                              ING INVESTMENTS, LLC

                                       AND

                       AELTUS INVESTMENT MANAGEMENT, INC.

                                 ANNUAL
                            SUB-ADVISER FEE
                          (AS A PERCENTAGE OF
                            AVERAGE DAILY NET          LAST CONTINUED/
       FUND                     ASSETS)               APPROVED BY BOARD           REAPPROVAL DATE
       ----                                           -----------------           ---------------
ING Prime Rate Trust            .4500%                  April 9, 2003             September 1, 2003

                                   APPENDIX 3

              PRINCIPAL EXECUTIVE OFFICERS OF ING INVESTMENTS, LLC
                          7337 E. DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258

                                 NAME AND TITLE
                      James M. Hennessy - President and CEO
         Stanley D. Vyner - Executive VP & Chief Investment Risk Officer
                Michael J. Roland - Executive VP, CFO & Treasurer
                     Lydia L. Homer - Senior VP & Controller
                Robert S. Naka - Senior VP & Assistant Secretary
     Daniel A. Norman - Senior VP & Co-Senior Portfolio Manager-Senior Loans
                 William H. Rivoir, III - Senior VP & Secretary

                  PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF
                     ING AELTUS INVESTMENT MANAGEMENT, INC.
                              10 STATE HOUSE SQUARE
                               HARTFORD, CT 06103

                                 NAME AND TITLE
                          Thomas J. McInerney, Director
                           Robert J. Crispin, Director
          J. Scott Fox, Director, Chief Executive Officer and President
                      Neil Kochen, Executive Vice President
      Jeffrey T. Becker, Senior Vice President and Chief Financial Officer
          Michael Gioffre, Senior Vice President, Counsel and Secretary

             PRINCIPAL EXECUTIVE OFFICERS OF ING FUNDS SERVICES, LLC
                          7337 E. DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258

                                 NAME AND TITLE
                      James M. Hennessy - President and CEO
                Michael J. Roland - Executive VP, CFO & Treasurer
                     Lydia L. Homer - Senior VP & Controller
                  William H. Rivoir III - Senior VP & Secretary
                Robert S. Naka - Senior VP & Assistant Secretary

           PRINCIPAL EXECUTIVE OFFICERS OF ING FUNDS DISTRIBUTOR, LLC
                          7337 E. DOUBLETREE RANCH ROAD
                              SCOTTSDALE, AZ 85258

                                 NAME AND TITLE
                      Robert J. Boulware - President & CEO
        James M. Hennessy - Senior Executive VP & Chief Operating Officer
                Michael J. Roland - Executive VP, CFO & Treasurer
                     Lydia L. Homer - Senior VP & Controller
                Lauren Bensinger - VP & Chief Compliance Officer

                                   APPENDIX 4

                                                                         MANAGEMENT
                                                                        AGREEMENT LAST
                   FISCAL YEAR           AGGREGATE ADVISORY              APPROVED BY
NAME OF FUND          END                    FEES PAID                  SHAREHOLDERS
------------         ----                    ---------                  ------------
Prime Rate Trust    02/28/03                $12,698,403                  08/25/2000

                                   APPENDIX 5

                  CURRENT ADVISER AND PROPOSED SUB-ADVISER FEES

     FUND                           ADVISER FEE        PROPOSED SUB-ADVISER FEE
     ----                           -----------        ------------------------
Prime Rate Trust                      0.80%                       0.3600%

                       ING PRIME RATE TRUST- COMMON SHARES

          ANNUAL MEETING OF SHAREHOLDERS SCHEDULED FOR AUGUST 19, 2003
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby instructs Kimberly A. Anderson, Jeffrey A. Bakalar or Michael J. Roland (Proxies) to vote the shares held by him or her at the Annual Meeting of shareholders (the "Annual Meeting") of the ING Prime Rate Trust (the "Trust") to be held at: 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on August 19, 2003, at 10:00 a.m., Local time and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) thereof.

Please vote, sign and date this proxy card and return it in the enclosed envelope.

These voting instructions will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED "FOR" ALL PROPOSALS.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

TO VOTE BY TELEPHONE

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Call 1-800-690-6903

3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Go to Website www.proxyvote.com

3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL

1)  Read the Proxy Statement.

2)  Check the appropriate boxes on the proxy card below.

3)  Sign and date the proxy card.

4)  Return the proxy card in the envelope provided.

Please indicate your vote by an "X" in the appropriate box below.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.

                                                                            FOR      WITHHOLD      FOR ALL
                        VOTE ON TRUSTEES                                    ALL        ALL         EXCEPT
                        ----------------                                    ---        ---         ------
1.      To elect nine members of the Board of Trustees to                                                       To withhold
        represent the interests of the holders of Common                                                        authority to vote,
        Shares of the Trust until the election and                                                              mark "For All
        qualification of their successors.                                  [ ]        [ ]           [ ]        Except" and write
                                                                                                                the nominee's
        01) Paul S. Doherty, 02) J. Michael Early, 03) R.                                                       number on the line
        Barbara Gitenstein, 04) Thomas J. McInerney, 05) David                                                  below.
        W.C. Putnam, 06) Blaine E. Rieke, 07) John G. Turner,
        08) Roger B. Vincent, and 09) Richard A. Wedemeyer.
                                                                                                               _____________________
2.      Not Applicable

                    VOTE ON PROPOSALS                                FOR           AGAINST          ABSTAIN
                    -----------------                                ---           -------          -------
3.      Ratification of the selection of KPMG LLP as the
        current independent auditor of the Trust.                    [ ]             [ ]              [ ]

4.      To approve a Sub-Advisory Agreement between ING
        Investments, LLC and ING Aeltus Investment Management,
        Inc., with no change in the Adviser, the portfolio           [ ]             [ ]              [ ]
        managers, or the overall management fee paid by the
        Trust.

5.      Such other business as may properly come before the
        Annual Meeting or any adjournment(s) or                      [ ]             [ ]              [ ]
        postponement(s) thereof.

This proxy card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.

________________________________________      __________________________________
Signature                           Date      Signature (Joint Owners)      Date

      ING PRIME RATE TRUST- AUCTION RATE CUMULATIVE PREFERRED SHARES SERIES
                                M, T, W, TH AND F

          ANNUAL MEETING OF SHAREHOLDERS SCHEDULED FOR AUGUST 19, 2003
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby instructs Kimberly A. Anderson, Jeffrey A. Bakalar or Michael J. Roland (Proxies) to vote the shares held by him or her at the Annual Meeting of shareholders (the "Annual Meeting") of the ING Prime Rate Trust (the "Trust") to be held at: 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on August 19, 2003, at 10:00 a.m., Local time and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) thereof.

Please vote, sign and date this proxy card and return it in the enclosed envelope.

These voting instructions will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED "FOR" ALL PROPOSALS.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

TO VOTE BY TELEPHONE

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Call 1-800-690-6903

3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY INTERNET

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Go to Website www.proxyvote.com

3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

TO VOTE BY MAIL

1)  Read the Proxy Statement.

2)  Check the appropriate boxes on the proxy card below.

3)  Sign and date the proxy card.

4)  Return the proxy card in the envelope provided.

Please indicate your vote by an "X" in the appropriate box below.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.

                                                                   FOR          WITHHOLD           FOR ALL
                  VOTE ON TRUSTEES                                 ALL             ALL             EXCEPT
                  ----------------                                 ---          --------           -------
1.      Not Applicable

2.      To elect two members of the Board of Trustees to                                                        To withhold
        represent the interests of the holders of Auction Rate                                                  authority to vote,
        Cumulative Preferred Shares - Series M, T, W, TH and F                                                  mark "For All
        of the Trust - until the election and qualification of                                                  Except" and write
        their successors.                                            [ ]             [ ]              [ ]       the nominee's
                                                                                                                number on the line
        (1) Walter H. May and (2) Jock Patton                                                                   below.

                                                                                                                ____________________

                   VOTE ON PROPOSALS                                 FOR           AGAINST          ABSTAIN
                   -----------------                                 ---           -------          -------
3.      Ratification of the selection of KPMG LLP as the
        current independent auditor of the Trust.                    [ ]             [ ]              [ ]

4.      To approve a Sub-Advisory Agreement between ING
        Investments, LLC and ING Aeltus Investment Management,
        Inc., with no change in the Adviser, the portfolio           [ ]             [ ]              [ ]
        managers, or the overall management fee paid by the
        Trust.

5.      Such other business as may properly come before the
        Annual Meeting or any adjournment(s) or                      [ ]             [ ]              [ ]
        postponement(s) thereof.

This proxy card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.

__________________________________          ____________________________________
Signature                Date               Signature (Joint Owners)     Date